UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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EQ ADVISORS TRUST

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AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

            , 2019

Dear Contractholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of each of the following Portfolios of EQ Advisors Trust (the “Trust”), a “series” investment company: EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AMSM Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, EQ/Ivy Science and Technology Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio and EQ/T. Rowe Price Health Sciences Portfolio (each, a “Portfolio” and together, the “Portfolios”).

The Special Meeting of Shareholders of the Portfolios is scheduled to be held at the Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104, on March 1, 2019, at 2:30 p.m., Eastern time (the “Meeting”).

As an owner of a variable life insurance policy and/or variable annuity contract or certificate (a “Contract”) that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your policy or contract how to vote the applicable Portfolio shares related to your interest in those accounts as of the close of business on November 30, 2018. The Insurance Company that issued your policy or contract is the record owner of the Portfolio shares related to your interest in those accounts and is referred to as a “shareholder.”

Following is only a brief summary of the matters to be considered at the Meeting. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe in more detail the matters to be considered at the Meeting.

Shareholders of each Portfolio will be asked to approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”), the Portfolios’ investment adviser, and the Trust. Shareholders of each Portfolio also will be asked to approve a new investment sub-advisory agreement between FMG LLC and the Portfolio’s current investment sub-adviser, which is identified in the Portfolio’s name. These new investment advisory and investment sub-advisory agreements are presented in response to anticipated changes to the indirect ownership of FMG LLC. AXA S.A., FMG LLC’s ultimate parent company, plans to divest over time its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”). AEH is the indirect parent company of AXA Equitable Life Insurance Company, of which FMG LLC is a wholly-owned subsidiary. FMG LLC does not expect the change in its ownership to result in any changes to the investment management fees paid by the Portfolios, the portfolio management of the Portfolios, or the nature and quality of the services provided by FMG LLC or its affiliates to the Portfolios.

Shareholders of each Portfolio also will be asked to approve a “manager-of-managers” policy to permit FMG LLC, subject to approval by the Board of Trustees of the Trust, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Portfolio’s assets and enter into, amend or terminate sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.

The Board of Trustees of the Trust has approved the proposals identified above with respect to your Portfolio(s) and recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although the Board of Trustees has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented. The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by FMG LLC and/or its affiliates.

Sincerely,

Steven M. Joenk
Managing Director
AXA Equitable Life Insurance Company

EQ ADVISORS TRUST

EQ/American Century Mid Cap Value Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco International Growth Portfolio

EQ/Ivy Energy Portfolio

EQ/Ivy Mid Cap Growth Portfolio

EQ/Ivy Science and Technology Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/MFS International Value Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

March 1, 2019

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the above-named portfolios (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”) will be held at the Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104, on March 1, 2019, at 2:30 p.m., Eastern time (the “Meeting”).

AXA S.A. (“AXA”) has announced its intention to sell over time its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of AXA Equitable Funds Management Group LLC (“FMG LLC”), the investment adviser to the Portfolios. AXA anticipates selling all of its interest in AEH — and, indirectly, FMG LLC — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time, subject to market conditions. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event. If any such Change of Control Event were to occur, the investment advisory agreement for each Portfolio would automatically terminate. In addition, each investment sub-advisory agreement between FMG LLC and each Portfolio’s current sub-adviser provides that it will automatically terminate in the event the investment advisory agreement between a Portfolio and FMG LLC terminates for any reason. To ensure that FMG LLC and each Portfolio’s current sub-adviser may continue to provide advisory and sub-advisory services to the Portfolios without interruption, the Meeting is being called to approve a new investment advisory agreement and new investment sub-advisory agreements.

i

Shareholders also will be asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment advisory and investment sub-advisory agreements terminate. Any new investment advisory agreements and investment sub-advisory agreements entered into as a result of a Change of Control Event that occurs after shareholder approval will take effect upon the closing of that Change of Control Event.

Shareholders of each Portfolio also will be asked to approve a “manager-of-managers” policy to permit FMG LLC, subject to approval by the Board of Trustees of the Trust, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Portfolio’s assets and enter into, amend or terminate sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting will be asked to approve the proposals applicable to that Portfolio, as described below:

1.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the Trust, on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.A.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/American Century Mid Cap Value Portfolio between FMG LLC and American Century Investment Management, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.B.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Fidelity Institutional AMSM Large Cap Portfolio between FMG LLC and FIAM LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.C.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Franklin Rising Dividends Portfolio and EQ/Franklin Strategic Income Portfolio between FMG LLC and Franklin Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.D.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Goldman Sachs Mid Cap Value Portfolio between FMG LLC and Goldman Sachs Asset Management, L.P., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.E.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Invesco Global Real Estate Portfolio and EQ/Invesco International Growth Portfolio between FMG LLC and Invesco Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.F.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, and EQ/Ivy Science and Technology Portfolio between FMG LLC and Ivy Investment Management Company, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.G.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Lazard Emerging Markets Equity Portfolio between FMG LLC and Lazard Asset Management LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

ii

2.H.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, and EQ/MFS Utilities Series Portfolio between FMG LLC and Massachusetts Financial Services Company d/b/a MFS Investment Management, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.I.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio between FMG LLC and Pacific Investment Management Company LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.J.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/T. Rowe Price Health Sciences Portfolio between FMG LLC and T. Rowe Price Associates, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

4.	Transact such other business that may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of each Proposal on which you are being asked to vote.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above matters.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on November 30, 2018. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. Your Board of Trustees recommends that you vote or provide voting instructions to vote “FOR” each proposal on which you are being asked to vote.

By Order of the Board of Trustees,

William MacGregor
Secretary

Dated:             , 2019

New York, New York

iii

AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

EQ/American Century Mid Cap Value Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco International Growth Portfolio

EQ/Ivy Energy Portfolio

EQ/Ivy Mid Cap Growth Portfolio

EQ/Ivy Science and Technology Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/MFS International Value Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

each a series of

EQ ADVISORS TRUST

TO BE HELD ON MARCH 1, 2019

Dated:             , 2019

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of November 30, 2018 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of a separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios identified above (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios held by its Separate Accounts, as to how it should vote on the relevant proposals (each, a “Proposal” and together, the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card(s).

AXA Equitable Funds Management Group, LLC (“FMG LLC”), the investment adviser to the Trust, is a wholly-owned subsidiary of AXA Equitable, a wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly-owned subsidiary of AXA Equitable Holdings, Inc. (“AEH”), currently a majority-owned subsidiary of AXA S.A., a public company organized under the laws of France. The principal executive offices of AXA Equitable, AXA Financial, Inc., and AEH are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are being mailed to Contractholders on or about January 30, 2019.

iv

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the shares “FOR” the applicable Proposals.

The number of shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of each applicable Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of FMG LLC, the investment adviser of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business with respect to the Trust or a Portfolio is not established or if the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

v

EQ ADVISORS TRUST

EQ/American Century Mid Cap Value Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco International Growth Portfolio

EQ/Ivy Energy Portfolio

EQ/Ivy Mid Cap Growth Portfolio

EQ/Ivy Science and Technology Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/MFS International Value Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED             , 2019 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 1, 2019

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the above-named portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on March 1, 2019, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of November 30, 2018 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more Portfolios. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the Proposals contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting.

This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date.

Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about January 30, 2019.

SUMMARY OF PROPOSALS AND PORTFOLIOS VOTING

The following table shows which of the below Proposals the shareholders of each Portfolio are being asked to approve. The terms “Change of Control Event” and “Sell-Down Plan” are defined and described in the preceding Notice of Special Meeting of Shareholders and in the section titled “Overview” below.

The numbers/letters in the table columns correspond to the numbers/letters of the Proposals described below:

1.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the Trust, on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.A.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/American Century Mid Cap Value Portfolio between FMG LLC and American Century Investment Management, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.B.

Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Fidelity Institutional AMSM Large Cap Portfolio between FMG LLC and FIAM LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.C.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Franklin Rising Dividends Portfolio and EQ/Franklin Strategic Income Portfolio between FMG LLC and Franklin Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.D.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Goldman Sachs Mid Cap Value Portfolio between FMG LLC and Goldman Sachs Asset Management, L.P., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.E.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Invesco Global Real Estate Portfolio and EQ/Invesco International Growth Portfolio between FMG LLC and Invesco Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.F.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, and EQ/Ivy Science and Technology Portfolio between FMG LLC and Ivy Investment Management Company, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.G.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Lazard Emerging Markets Equity Portfolio between FMG LLC and Lazard Asset Management LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.H.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, and EQ/MFS Utilities Series Portfolio between FMG LLC and Massachusetts Financial Services Company d/b/a MFS Investment Management, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.I.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return

Portfolio between FMG LLC and Pacific Investment Management Company LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.J.	Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/T. Rowe Price Health Sciences Portfolio between FMG LLC and T. Rowe Price Associates, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

4.	Transact such other business that may properly come before the Meeting.

PORTFOLIOS	1.	2.A.	2.B.	2.C.	2.D.	2.E.	2.F.	2.G.	2.H	2.I	2.J	3.
EQ/American Century Mid Cap Value Portfolio	X	X										X
EQ/Fidelity Institutional AMSM Large Cap Portfolio	X		X									X
EQ/Franklin Rising Dividends Portfolio	X			X								X
EQ/Franklin Strategic Income Portfolio	X			X								X
EQ/Goldman Sachs Mid Cap Value Portfolio	X				X							X
EQ/Invesco Global Real Estate Portfolio	X					X						X
EQ/Invesco International Growth Portfolio	X					X						X
EQ/Ivy Energy Portfolio	X						X					X
EQ/Ivy Mid Cap Growth Portfolio	X						X					X
EQ/Ivy Science and Technology Portfolio	X						X					X
EQ/Lazard Emerging Markets Equity Portfolio	X							X				X
EQ/MFS International Value Portfolio	X								X			X
EQ/MFS Technology Portfolio	X								X			X
EQ/MFS Utilities Series Portfolio	X								X			X
EQ/PIMCO Real Return Portfolio	X									X		X
EQ/PIMCO Total Return Portfolio	X									X		X
EQ/T. Rowe Price Health Sciences Portfolio	X										X	X

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

FMG LLC is the investment adviser and administrator of each Portfolio. AXA Distributors, LLC, an affiliate of FMG LLC, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment advisers listed in Exhibit A serve as investment sub-advisers to the Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing Insurance

Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by FMG LLC and/or its affiliates

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 1, 2019

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about January 30, 2019. This Proxy Statement and proxy or voting instruction card(s) also will be available at www.proxyvote.com on or about             , 2019. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

TABLE OF CONTENTS

Page
Overview	1
Proposal 1: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG and the Trust, on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	3
Background on the Proposal	3
Comparison of the Current Advisory Agreement and the New Advisory Agreement	5
Information about the Adviser	7
Additional Fee Information	7
Required Vote for Proposal 1	8
Proposal 2.A.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/American Century Mid Cap Value Portfolio between FMG LLC and American Century Investment Management, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	8
Proposal 2.B.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Fidelity Institutional AMSM Large Cap Portfolio between FMG LLC and FIAM LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.C.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Franklin Rising Dividends Portfolio and EQ/Franklin Strategic Income Portfolio between FMG LLC and Franklin Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.D.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Goldman Sachs Mid Cap Value Portfolio between FMG LLC and Goldman Sachs Asset Management, L.P., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.E.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Invesco Global Real Estate Portfolio and EQ/Invesco International Growth Portfolio between FMG LLC and Invesco Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.F.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, and EQ/Ivy Science and Technology Portfolio between FMG LLC and Ivy Investment Management Company, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.G.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Lazard Emerging Markets Equity Portfolio between FMG LLC and Lazard Asset Management LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.H.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, and EQ/MFS Utilities Series Portfolio between FMG LLC and Massachusetts Financial Services Company d/b/a MFS Investment Management, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9

Page
Proposal 2.I.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio between FMG LLC and Pacific Investment Management Company LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Proposal 2.J.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/T. Rowe Price Health Sciences Portfolio between FMG LLC and T. Rowe Price Associates, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	9
Background on the Proposals	9
Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements	12
Information about the Sub-Advisers	13
Required Vote for each of Proposals 2.A. through 2.J.	20
Matters Considered by the Board	20
Consideration and Approval of New Advisory and Sub-Advisory Agreements Proposed in Proposals 1 and 2.A.-2.J.	20
Proposal 3: Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	26
Background on the Proposal	26
Reasons Why Approval of Proposal 3 is Requested	27
Benefits to Shareholders of Approval of Proposal 3	28
Required Vote for Proposal 3	28
Voting Information	29
Index to Exhibits to Proxy Statement	32
Exhibit A — Names and Addresses of the Sub-Advisers	A-1
Exhibit B — Shareholder Approval of Current Advisory Agreement	B-1
Exhibit C — Form of New Advisory Agreement and Fee Schedules	C-1
Exhibit D — Fees Paid to the Adviser by the Portfolios	D-1
Exhibit E — Additional Fee Information	E-1
Exhibit F — Shareholder Approval of Current Sub-Advisory Agreements	F-1
Exhibit G — Form of New Sub-Advisory Agreements and Fee Schedules	G-1
Exhibit H — Fees Paid to the Sub-Advisers by the Adviser	H-1
Exhibit I — Funds with Similar Investment Objectives Advised by the Adviser	I-1
Exhibit J — Fund(s) with Similar Investment Objectives (Sub-)Advised by the Sub-Advisers	J-1
Exhibit K — Outstanding Shares	K-1
Exhibit L — Five Percent Owner Report	L-1

2

OVERVIEW

Proposals 1 and 2.A.-2.J. The Board is submitting for approval by the shareholders of each Portfolio a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Portfolio, and FMG LLC, each Portfolio’s current investment adviser (FMG LLC is also referred to herein as the “Adviser”). The Board is also submitting for approval by the shareholders of each Portfolio a new investment sub-advisory agreement (each, a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”) between FMG LLC and the Portfolio’s current investment sub-adviser, which is identified in the Portfolio’s name.

The New Advisory Agreement and New Sub-Advisory Agreements are identical in all material respects to the Portfolios’ current investment advisory and sub-advisory agreements, and there will be no changes to the investment management fees paid by the Portfolios, the portfolio management of the Portfolios, or the services provided to the Portfolios under the New Advisory and Sub-Advisory Agreements.

These New Advisory and Sub-Advisory Agreements are presented in response to the anticipated sale by FMG LLC’s ultimate parent company, AXA S.A. (“AXA”), of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”). AEH is the indirect parent company of AXA Equitable Life Insurance Company (“AXA Equitable”), of which FMG LLC is a wholly-owned subsidiary.

AXA, a public company organized under the laws of France as a societé anonyme and traded on Euronext, Paris, provides insurance and asset management services worldwide. AXA engages in the life insurance and asset management business in the United States principally through its indirect subsidiary, AXA Equitable. AXA Equitable engages in its investment management business through certain subsidiaries, including FMG LLC. AXA formerly owned all of the outstanding shares of common stock of AEH, which is the parent company of AXA Equitable. On May 10, 2017, AXA announced its intention to sell a minority stake of AEH, an entity through which AXA owns its indirect interest in FMG LLC, via an initial public offering (“IPO”) and listing of AEH’s shares of common stock on the New York Stock Exchange. On November 13, 2017, AEH filed a Form S-1 with the SEC, confirming the May 2017 announcement. On May 10, 2018, the shares of common stock of AEH were listed and commenced trading on the New York Stock Exchange (NYSE: EQH), and on May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH at $20.00 per share. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AEH). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA has publicly announced its plans to divest its remaining ownership interest in AEH over time in one or more transactions, subject to market conditions (the “Sell-Down Plan”). On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH at a public offering price of $20.25 per share, and the sale to AEH of 30 million shares of AEH at the per share price paid by the underwriters in the public offering. Following this sale and share buyback, and upon the exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s further divestment of its remaining ownership in AEH may take place by means of a sale to a single buyer or group of buyers. As further described below, if a single person or group acting together subsequently gains “control” (as defined in the 1940 Act) of AEH, shareholders will have the opportunity to vote on new investment advisory and investment sub-advisory agreements that are prompted by that change of control.

Proposals 1 and 2.A.-2.J. in this Proxy Statement address certain matters relating to the Sell-Down Plan. Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a particular sale of AEH stock as part of the Sell-Down Plan results in a Change of Control Event depends on the facts and circumstances of the sale, and the law is not clear as to whether an assignment would ever occur in the case of implementation of the Sell-Down Plan. Also, a Change of Control Event may not occur if AXA continues to hold more than 25% of the outstanding voting stock of AEH and no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH.1

It is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event. If any such Change of Control Event were to occur, the advisory agreement for each Portfolio would automatically terminate. In addition, each sub-advisory agreement between FMG LLC and each Portfolio’s current investment sub-adviser provides that it will automatically terminate in the event the advisory agreement between that Portfolio and FMG LLC terminates for any reason. As further discussed in Proposal 3, FMG LLC currently may not enter into a new sub-advisory agreement on behalf of a Portfolio without shareholder approval.

In order to ensure that the existing advisory and sub-advisory services provided to the Portfolios can continue uninterrupted, shareholders are being asked to approve the New Advisory Agreement between FMG LLC and the Trust for each Portfolio, and to approve the New Sub-Advisory Agreements between FMG LLC and each Portfolio’s current investment sub-adviser, which is identified in the Portfolio’s name. The New Advisory and Sub-Advisory Agreements would be effective upon shareholder approval, if a Change of Control Event occurs prior to shareholder approval, or upon the closing of the first Change of Control Event that may occur after shareholder approval. As part of the same Proposals, shareholders also are being asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment advisory and investment sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory or sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future advisory or sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board.

In addition, it is possible that a Change of Control Event may occur as part of the Sell-Down Plan before shareholder approval of the New Advisory and Sub-Advisory Agreements is obtained at the Meeting. To ensure that the existing advisory and sub-advisory services provided to the Portfolios can continue uninterrupted in such a circumstance, the Board has approved interim advisory and sub-advisory agreements for the Portfolios, which are identical to the Portfolios’ current agreements except for the effective date, duration and certain fee escrow provisions. The interim advisory and sub-advisory agreements would become effective if a Change of Control Event occurs before shareholder approval of the New Advisory and Sub-Advisory Agreements is obtained, and would continue for a period of 150 days or until shareholder approval is obtained, whichever occurs earlier.

Currently, the Adviser and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on the Adviser or any affiliate of the Adviser that provides services to the Portfolios with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the Sell-Down Plan.

[1]	Under Section 2(a)(9) of the 1940 Act, “control” is defined as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” The 1940 Act provides a rebuttable presumption of control when any person “owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company.”

The Sell-Down Plan will not result in any change to the investment objective or the investment strategies of any Portfolio.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including the Adviser.

Completion of the Sell-Down Plan is subject to certain regulatory approvals and other conditions, including prevailing market conditions during its implementation. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of French parent company AXA. FMG LLC will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

Proposal 3. In Proposal 3, shareholders of each Portfolio are being asked to approve a “manager-of-managers” policy to permit FMG LLC, subject to approval by the Board of Trustees of the Trust, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Portfolio’s assets and enter into, amend or terminate sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. Approval of Proposal 3 is being sought at this time to provide for the same flexibility in the management of the investment sub-advisory arrangements of the Portfolios as is currently available to the Trust’s other portfolios under a certain exemptive order that the Trust has received from the SEC.

Proposal 1: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG and the Trust, on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposal

The purpose of Proposal 1 is to approve a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) to ensure that existing investment advisory services for each Portfolio can continue uninterrupted through the implementation of the Sell-Down Plan (see the section titled “Overview” above for a description of the Sell-Down Plan). A description of the material terms of the New Advisory Agreement is included below. If shareholders of the Portfolios approve Proposal 1, the Adviser will continue to serve as investment adviser to each Portfolio pursuant to the New Advisory Agreement after the implementation of the Sell-Down Plan. The personnel responsible for the management operations of the Portfolios, including the officers of the Trust, are not expected to change as a result of the Sell-Down Plan.

As discussed above in the section titled “Overview,” pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” The Sell-Down Plan may result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement for each Portfolio with the Adviser. Therefore, in addition to the New Advisory Agreement, as part of Proposal 1, shareholders also are being asked to approve any future advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the Portfolios’ advisory agreement terminates. Shareholder approval will be deemed to apply to these future advisory agreements only if: (1) no single person or group acting together gains

“control” (as defined in the 1940 Act) of AEH; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements would not be materially different from the New Advisory Agreement that is described in this Proxy Statement. These future advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future advisory agreements as part of the same vote on the New Advisory Agreement because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Advisory Agreement and future advisory agreements will allow the Portfolios to maintain the uninterrupted services of the Adviser without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Portfolio may be asked to approve new advisory agreements to permit the Adviser to continue to provide services to the Portfolios.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any sale of the shares of AEH under the Sell-Down Plan that causes an assignment of the then-effective investment advisory or sub-advisory agreement for a Portfolio. Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment. The Board currently satisfies the 75% requirement of Section 15(f), and the Adviser has represented to the Board that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

In anticipation of the Sell-Down Plan, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Trustees (as defined herein) separately, commencing in June 2018 and concluding at the Board’s August 22, 2018 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Portfolio, and its shareholders, to approve the New Advisory Agreement between the Trust and the Adviser on behalf of the Portfolio, to take effect upon the closing of the first Change of Control Event that may occur after shareholder approval. The form of the New Advisory Agreement is attached hereto as Exhibit C.

The 1940 Act requires that the New Advisory Agreement be approved by the respective Portfolio’s shareholders in order for it to become effective. At the August 22, 2018 meeting of the Board, and for the reasons discussed below (see “Matters Considered by the Board” following Proposals 2.A. through 2.J.), the Board, including the Board members who are not parties to the New Advisory Agreement or who are not “interested persons” (as defined in the 1940 Act) of any Portfolio or the Adviser (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Portfolio and unanimously recommended approval of the New Advisory Agreement by shareholders.

At the August 22, 2018 Board meeting, the Board also approved an interim investment advisory agreement that would become effective if a Change of Control Event as part of the Sell-Down Plan were to occur before shareholders approve the New Advisory Agreement at the Meeting. The Board approved the interim investment advisory agreement to ensure that the Portfolios would continue to receive investment advisory services of the same nature and quality as they had been receiving from the Adviser. The interim advisory agreement is substantially identical to the Portfolios’ existing Advisory Agreement, except for the effective date, duration and certain fee escrow provisions. In accordance with applicable legal requirements, the interim advisory agreement would go into effect if a Change of Control Event occurs before shareholder approval of the New Advisory Agreement is obtained, and would continue for a period of 150 days or until shareholder approval is obtained, whichever occurs earlier.

In the event shareholders of a Portfolio do not approve the New Advisory Agreement for that Portfolio at the Meeting or any adjournment, postponement or delay thereof prior to the occurrence of a Change of Control Event that may occur as part of the Sell-Down Plan, or prior to the expiration of the interim advisory agreement, as applicable, the existing investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for that Portfolio. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment advisory agreement between the Adviser and the respective Trust with respect to that Portfolio with a duration of no more than 150 days, seeking approval of a new investment advisory agreement, or reorganizing the Portfolio with and into another investment company in the fund complex.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

Under the existing investment advisory agreement between the Adviser and the Trust (the “Current Advisory Agreement”), the Adviser serves as the Portfolios’ investment adviser and is responsible for each Portfolio’s overall investment strategy and its implementation. The date of the Current Advisory Agreement and the date on which it was last approved by shareholders are provided in Exhibit B.

The terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement, except as to the effective dates. Under the New Advisory Agreement, each Portfolio will pay the same fees that it pays under the Current Advisory Agreement, and there will be no change in the services provided to the Portfolios by the Adviser. The material terms of the Current and New Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Portfolios are proposed in the New Advisory Agreement. Under the New Advisory Agreement, each Portfolio will pay the same fees that it pays under the Current Advisory Agreement. Under the Current Advisory Agreement and the New Advisory Agreement, a Portfolio pays the Adviser an investment management fee based on the amount of assets within the Portfolio. For each of the Portfolios, the rate of the investment management fee will decrease as the Portfolio’s assets increase beyond specific thresholds. Each Portfolio’s investment management fee, payable monthly, is calculated based upon the average daily net assets of the Portfolio pursuant to the fee schedule set forth in Exhibit C. The effective management fee rate (net of fee waivers and expense reimbursements, where applicable) for each Portfolio as a percentage of average daily net assets and the management fees paid by each Portfolio to the Adviser during the fiscal year ended December 31, 2018, are listed in Exhibit D.

Services. Under the New Advisory Agreement, each Portfolio will continue to receive the same services it receives under the Current Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement appoint the Adviser as the investment adviser with responsibility for the management and investment of each Portfolio’s assets, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in the respective agreement.

Both the Current Advisory Agreement and the New Advisory Agreement specify that the Adviser is responsible for (1) providing a continuous investment program for the Portfolios; (2) monitoring the implementation of each Portfolio’s investment program; (3) assessing each Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Portfolios; (6) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to a Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Appointment of Sub-Advisers. No changes to the authority of the Adviser to appoint investment sub-advisers are proposed in the New Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement authorize the Adviser to, among other things, hire one or more investment sub-advisers to provide the day-to-day implementation of an investment program for the Portfolios, subject always to the overall supervision and monitoring of the Adviser and the oversight of the Board and provided that any such sub-advisory agreement is in compliance with the 1940 Act.

Both the Current Advisory Agreement and the New Advisory Agreement state that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing each sub-adviser; (2) assessing each sub-advised Portfolio’s investment focus and furnishing the Board with periodic reports concerning each sub-adviser; (3) allocating and reallocating the assets of a sub-advised Portfolio, or a portion thereof, advised by one or more sub-advisers; (4) monitoring each sub-adviser’s implementation of the investment program with respect to each sub-advised Portfolio (or portions thereof); (5) causing the appropriate sub-adviser(s) to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating each sub-adviser.

The Trust and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Trust’s Board, to appoint additional unaffiliated sub-advisers or to replace an existing sub-adviser with an unaffiliated sub-adviser, as well as change the terms of a contract with an unaffiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders (the “Exemptive Order”). The Adviser is entitled to rely on this relief with respect to certain other portfolios of the Trust. As discussed in Proposal 3 below, the Adviser is not entitled to rely on this relief with respect to the Portfolios without first obtaining shareholder approval.

Term and Continuance. The New Advisory Agreement provides for the same terms with respect to the initial term and continuation of the agreement as the Current Advisory Agreement. After an initial two-year term, the New Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) a majority of those Trustees who are neither parties to the New Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and (2) the Board or, with respect to a Portfolio, by an affirmative vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares. Notwithstanding the initial two-year term of the New Advisory Agreement, the Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Portfolio on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the applicable Portfolio. The Current Advisory Agreement provides for the same terms with respect to termination as the New Advisory Agreement.

Limitation on Liability. The New Advisory Agreement provides that the Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the agreement. The Current Advisory Agreement includes an identical provision on limitation of liability of the Adviser.

For more complete information and for all of the provisions of the New Advisory Agreement, please refer to the form of the New Advisory Agreement, which is attached to this Proxy Statement as Exhibit C.

Information about the Adviser

The Adviser is organized as a Delaware limited liability company and is a wholly-owned subsidiary of AXA Equitable, which is a wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly-owned subsidiary of AEH, which is currently a majority-owned subsidiary of AXA, a public company organized under the laws of France. Following the completion of the Sell-Down Plan, it is anticipated that AXA will no longer have a controlling interest in AEH. The Sell-Down Plan will not affect the Adviser’s status as a wholly-owned subsidiary of AEH. The principal offices of the Adviser are located at 1290 Avenue of the Americas, New York, New York 10104. As of December 31, 2018, the Adviser had approximately $101.6 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Adviser, as of the date of this Proxy Statement. The address of each individual is 1290 Avenue of the Americas, New York, New York 10104.

Name	Title/Responsibilities
Steven M. Joenk	Chairman of the Board, Chief Executive Officer and President
William MacGregor	Executive Vice President and Secretary
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer
Brian E. Walsh	Director
Michal Levy	Director
Kenneth T. Kozlowski	Director

Messrs. Steven M. Joenk, William MacGregor, Joseph J. Paolo, Brian E. Walsh, Kenneth Kozlowski, Alwi Chan, James Kelly, Richard Guinnessey and Xavier Poutas and Mses. Mary E. Cantwell, Kiesha T. Astwood-Smith, Victoria Zozulya, Carla Byer, Michal Levy, Miao Hu, Helen Lai, Jennifer Mastronardi and Helen Espaillat are currently officers (and, in the case of Mr. Joenk, also the Trustee) of the Trust and officers or directors of the Adviser. Certain officers of the Trust who are not directors of the Adviser own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the advisory fees charged by the Adviser to other mutual funds with similar investment objectives that it advises is provided in Exhibit I.

Additional Fee Information

Administration Fees

FMG LLC also provides administrative services to the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. In addition, FMG LLC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

For administrative services, in addition to the investment management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated together with the assets of 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT DoubleLine Dynamic Allocation Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/ClearBridge Large Cap Growth Portfolio,

AXA/Janus Enterprise Portfolio, AXA/Loomis Sayles Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/MidCap Index Portfolio, EQ/Money Market Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, and EQ/UBS Growth and Income Portfolio (together with the Portfolios, the “Single-Advised Portfolios”). The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.080% thereafter.

The administration fees paid by the Portfolios to FMG LLC during the fiscal year ended December 31, 2018, are listed in Exhibit E. FMG LLC will continue to provide administrative services to the Portfolios if any of Proposal 1, Proposals 2.A.-2.J., and Proposal 3 is approved by shareholders.

Distribution Fees

AXA Distributors, LLC (“AXA Distributors”), an affiliate of the Adviser, serves as the distributor for the Class IB and Class K shares of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Under the Distribution Plan, the Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fees may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for the Class IB shares is 0.25% of the average daily net assets attributable to the respective Class IB shares. There is no distribution plan with respect to Class K shares, and the Portfolios pay no distribution fees with respect to those shares. The 12b-1 fees paid by the Portfolios to AXA Distributors during the fiscal year ended December 31, 2018, are listed in Exhibit E. AXA Distributors will continue to provide distribution services to the Portfolios if any of Proposal 1, Proposals 2.A.-2.J., and Proposal 3 is approved by shareholders.

Brokerage Commissions

To the extent permitted by law and in accordance with procedures established by the Board, each Portfolio may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates (including Sanford C. Bernstein & Co., LLC) or a sub-adviser, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended December 31, 2018, the Portfolios paid brokerage commissions to affiliated brokers as described in Exhibit E.

Required Vote for Proposal 1

The shareholders of a Portfolio will vote on the approval of Proposal 1 with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of Proposal 1 with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 1, “voting securities” refers to the shares of a Portfolio.

The Trustees of the Trust recommend that the shareholders of each Portfolio vote “FOR” Proposal 1.

Proposal 2.A.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/American Century Mid Cap Value Portfolio between FMG LLC and American Century Investment Management, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.B.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Fidelity Institutional AMSM Large Cap Portfolio between FMG LLC and FIAM LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.C.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Franklin Rising Dividends Portfolio and EQ/Franklin Strategic Income Portfolio between FMG LLC and Franklin Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.D.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Goldman Sachs Mid Cap Value Portfolio between FMG LLC and Goldman Sachs Asset Management, L.P., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.E.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Invesco Global Real Estate Portfolio and EQ/Invesco International Growth Portfolio between FMG LLC and Invesco Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.F.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, and EQ/Ivy Science and Technology Portfolio between FMG LLC and Ivy Investment Management Company, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.G.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/Lazard Emerging Markets Equity Portfolio between FMG LLC and Lazard Asset Management LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.H.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, and EQ/MFS Utilities Series Portfolio between FMG LLC and Massachusetts Financial Services Company d/b/a MFS Investment Management, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.I.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio between FMG LLC and Pacific Investment Management Company LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Proposal 2.J.: Approve, upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement for the EQ/T. Rowe Price Health Sciences Portfolio between FMG LLC and T. Rowe Price Associates, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposals

The purpose of Proposals 2.A. through 2.J. is to approve new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”) between the Adviser and each current sub-adviser of the Portfolios as shown in the table below:

Proposal	Sub-Adviser	Portfolio
2.A.	American Century Investment Management, Inc. (“American Century”)	EQ/American Century Mid Cap Value Portfolio

Proposal	Sub-Adviser	Portfolio
2.B.	FIAM LLC (“FIAM LLC”)	EQ/Fidelity Institutional AMSM Large Cap Portfolio
2.C.	Franklin Advisers, Inc. (“Franklin Advisers”)	EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio
2.D.	Goldman Sachs Asset Management, L.P. (“GSAM”)	EQ/Goldman Sachs Mid Cap Value Portfolio
2.E.	Invesco Advisers, Inc. (“Invesco”)	EQ/Invesco Global Real Estate Portfolio EQ/Invesco International Growth Portfolio
2.F.	Ivy Investment Management Company (“IICO”)	EQ/Ivy Energy Portfolio EQ/Ivy Mid Cap Growth Portfolio EQ/Ivy Science and Technology Portfolio
2.G.	Lazard Asset Management LLC (“Lazard”)	EQ/Lazard Emerging Markets Equity Portfolio
2.H.	Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)	EQ/MFS International Value Portfolio EQ/MFS Technology Portfolio EQ/MFS Utilities Series Portfolio
2.I.	Pacific Investment Management Company, LLC (“PIMCO”)	EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio
2.J.	T. Rowe Price Associates, Inc. (“T. Rowe Price”)	EQ/T. Rowe Price Health Sciences Portfolio

A description of the material terms of the New Sub-Advisory Agreements is included below. If shareholders of the applicable Portfolios approve Proposals 2.A. through 2.J., each sub-adviser will continue to serve as investment sub-adviser to each Portfolio pursuant to the New Sub-Advisory Agreement after a Change of Control Event that occurs as part of the implementation of the Sell-Down Plan (see the section titled “Overview” above for a description of the Sell-Down Plan).

The Adviser has entered into an investment sub-advisory agreement (each, a “Current Sub-Advisory Agreement,” and together, the “Current Sub-Advisory Agreements”) with a sub-adviser with respect to each Portfolio, as shown in the above table, pursuant to which the sub-adviser formulates and implements a continuous investment program for the Portfolio’s assets, and provides certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the Board. Pursuant to the sub-advisory agreements, the Adviser, and not a Portfolio, pays a sub-advisory fee to the sub-adviser. The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders are provided in Exhibit F.

Each Current Sub-Advisory Agreement provides that it will terminate upon the termination of the related Current Advisory Agreement with the Adviser. As discussed above in the section titled “Overview,” a Change of Control Event that may occur in connection with the Sell-Down Plan will result in the termination of each Current Sub-Advisory Agreement. Accordingly, the shareholders of each Portfolio are being asked to approve a New Sub-Advisory Agreement between the Adviser and the current sub-adviser with respect to that Portfolio. Each New Sub-Advisory Agreement is identical to the corresponding Current Sub-Advisory Agreement, except for the effective date. Approval of the New Sub-Advisory Agreements will ensure that the sub-advisers may continue to provide sub-advisory services to the Portfolios without interruption through the implementation of the Sell-Down Plan.

Shareholders also are being asked to approve, under certain circumstances, any future investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the New Sub-Advisory Agreements that are described in this Proxy Statement. Any such future investment sub-advisory agreements will take effect upon the closing of a Change of Control Event that may occur after shareholder approval.

Shareholders are being asked to vote on approval of these future sub-advisory agreements as part of the same vote on the New Sub-Advisory Agreements because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Sub-Advisory Agreements and future sub-advisory agreements will allow the Portfolios to maintain the uninterrupted services of the sub-advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of a Portfolio in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Portfolio may be asked to approve new sub-advisory agreements to permit the sub-advisers to continue to provide services to the Portfolios.

In anticipation of the Sell-Down Plan, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Trustees separately, commencing in June 2018 and concluding at the Board’s August 22, 2018 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Portfolio, and its shareholders, to approve a New Sub-Advisory Agreement between the Adviser and the respective sub-adviser to take effect upon the closing of a Change of Control Event that may occur after shareholder approval.

At the August 22, 2018 Board meeting, and for the reasons discussed below (see “Matters Considered by the Board”), the Board, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements with respect to the Portfolios, and unanimously recommended approval of the New Sub-Advisory Agreements by shareholders. The New Sub-Advisory Agreements, a form of which is included in Exhibit G, are identical to one another in all material respects, except with respect to the named sub-adviser, the names of the Portfolios covered by the particular agreement, and the fee schedules. The material terms of the New Sub-Advisory Agreements are described below in the section titled “Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements.” There is no change to the fees between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, nor is there a change to the relationship between the Adviser and the sub-advisers. The terms of each New Sub-Advisory Agreement are identical to the terms of the corresponding Current Sub-Advisory Agreement, except as to the effective date.

At the August 22, 2018 Board meeting, the Board also approved interim investment sub-advisory agreements that would become effective if a Change of Control Event as part of the Sell-Down Plan were to occur before shareholders approve the New Sub-Advisory Agreements at the Meeting. The Board approved the interim investment sub-advisory agreements to ensure that the Portfolios would continue to receive investment sub-advisory services of the same nature and quality as they had been receiving from the sub-advisers. The interim sub-advisory agreements are identical to the Current Sub-Advisory Agreements except for the effective date, duration and certain fee escrow provisions. In accordance with applicable legal requirements, the interim sub-advisory agreements would go into effect if a Change of Control Event occurs before shareholder approval of the New Sub-Advisory Agreements is obtained, and would continue for a period of 150 days or until shareholder approval is obtained, whichever occurs earlier.

Because each New Sub-Advisory Agreement, like each corresponding Current Sub-Advisory Agreement, is between the Adviser and a sub-adviser, a Portfolio’s New Sub-Advisory Agreement will not take effect until the corresponding New Advisory Agreement for such Portfolio has been approved by shareholders. Likewise, any future sub-advisory agreement for a Portfolio would not take effect unless the corresponding future advisory agreement for that Portfolio has also been approved by shareholders.

In the event shareholders of a Portfolio do not approve a New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the occurrence of a Change of Control Event that may occur as part of the Sell-Down Plan, the existing investment sub-advisory agreement with respect to that Portfolio would terminate and the Adviser would not be able to enter into an investment sub-advisory agreement with the sub-adviser for that Portfolio to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment sub-advisory agreement between the Adviser and the relevant sub-adviser with respect to that Portfolio with a duration of no more than 150 days, seeking approval of a new investment sub-advisory agreement, or reorganizing the Portfolio with and into another investment company in the fund complex.

Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements

The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements are substantially identical, except with regard to the effective date, and there is no change proposed to the services to be provided to the Portfolios and the fees to be paid by the Adviser under the New Sub-Advisory Agreements.

Fees. No changes to the fee schedules are proposed in the New Sub-Advisory Agreements. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser, and not a Portfolio, pays the sub-adviser a sub-advisory fee out of the advisory fee it receives from each Portfolio. As such, the overall advisory fee paid to the Adviser by each Portfolio will not change as a result of the New Sub-Advisory Agreements. The Adviser pays each sub-adviser monthly compensation pursuant to the fee schedule set forth in Exhibit G. The sub-advisory fee rate (as a percentage of a Portfolio’s average daily net assets) and the sub-advisory fees paid by the Adviser to each sub-adviser during the fiscal year ended December 31, 2018, are listed in Exhibit H.

Services. Under the New Sub-Advisory Agreements, each Portfolio will continue to receive the same services it receives under its Current Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser employs a sub-adviser to determine the composition of the assets of, and formulate and implement a continuous investment program for each Portfolio, subject to the supervision and oversight of the Adviser and the Board. Both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the respective sub-adviser is responsible for placing orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by the sub-adviser or the Adviser and performing certain limited administrative functions.

The New Sub-Advisory Agreements and the Current Sub-Advisory Agreements both state that the Adviser remains responsible for, among other things: (1) overseeing each sub-adviser; (2) assessing each Portfolio’s investment focus and furnishing the Board with periodic reports concerning each sub-adviser; (3) allocating and reallocating the assets of a Portfolio, or a portion thereof, managed by one or more sub-advisers; (4) monitoring each sub-adviser’s implementation of the investment program with respect to each Portfolio (or portions thereof); (5) causing the appropriate sub-adviser(s) to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating each sub-adviser.

Both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements include a detailed description of the Adviser’s responsibilities with respect to a Portfolio, including, among other things: (1) providing a continuous investment program for the Portfolio; (2) monitoring the implementation of the Portfolio’s investment program; (3) assessing the Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for the Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Portfolio; (6) making recommendations to the Board regarding the investment programs of the Portfolio, including any changes to the Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Term and Continuance. The initial term of the Current Sub-Advisory Agreements is two years from the effective date, and the initial term of the New Sub-Advisory Agreements also would be two years from the effective date. The Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide for the continuance of the agreement for successive one-year terms as to a Portfolio, provided that such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. Notwithstanding the initial two-year term of each New Sub-Advisory Agreement, the Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements each may be terminated with respect to a Portfolio, at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Portfolio, upon sixty (60) days’ written notice to the Adviser and the sub-adviser. The Adviser or the relevant sub-adviser also may terminate the agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and the Trust. Each of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements will terminate automatically in the event of its assignment (as defined in the 1940 Act), or in the event the related investment advisory agreement between the Adviser and the Trust on behalf of a Portfolio terminates for any reason. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements will also terminate upon written notice by a party to the other party that the other party is in material breach of the agreement, unless such material breach is cured to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation of Liability. Both the Current and New Sub-Advisory Agreements provide that the sub-adviser shall be liable for losses arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any if its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Portfolio, or other materials pertaining to a Portfolio, or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished by the sub-adviser.

Indemnification. Both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements provide that the sub-adviser shall indemnify and hold harmless the Adviser and its affiliates against losses to which the Adviser or its affiliates may become subject arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any if its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus or other materials pertaining to a Portfolio, or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished by the sub-adviser.

The New Sub-Advisory Agreements and the Current Sub-Advisory Agreements both also provide that the Adviser shall indemnify and hold harmless the sub-adviser and its affiliates against losses to which any of the sub-adviser or its affiliates may become subject arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus or other materials pertaining to a Portfolio, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by the sub-adviser.

For more complete information and for all of the provisions of the New Sub-Advisory Agreements, please refer to the form of the New Sub-Advisory Agreements, which is substantially identical with respect to each Portfolio, except with respect to the named sub-adviser, the names of the Portfolios covered by the particular agreement, and the fee schedules, and which is attached to this Proxy Statement as Exhibit G.

Information about the Sub-Advisers

American Century Investment Management, Inc. (“American Century”)

American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. The principal office of American Century is located at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2018, American Century had approximately $150 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of American Century. The address of each individual is 4500 Main Street, Kansas City, Missouri 64111.

Name	Title/Responsibilities
Jonathan Thomas	Executive Vice President and Director
Charles Etherington	General Counsel and Senior Vice President
Amy Shelton	Chief Compliance Officer
Patrick Bannigan	Chief Financial officer, Chief Accounting Officer, Vice President, Director and Treasurer
George Macewen	Co-President, Co-Chief Executive Officer, and Co-Chief Investment Officer
Victor Zhang	Co-President, Co-Chief Executive Officer, and Co-Chief Investment Officer

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of American Century. None of the officers or trustees of the Trust own securities or have any other material investment in American Century.

Information regarding the sub-advisory fee(s) charged by American Century for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

FIAM LLC (“FIAM LLC”)

FIAM LLC is an indirectly held subsidiary of FMR LLC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC. The principal office of FIAM LLC is located at 900 Salem Street, Smithfield, Rhode Island 02917. As of October 29, 2018, FIAM LLC had approximately $78.3 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of FIAM LLC. The address of each individual is 900 Salem Street, Smithfield, Rhode Island 02917.

Name	Title/Responsibilities
Pam Holding	Co-Head Equity
Nancy Prior	President Fixed Income, High Income/Emerging Market Debt
Casey Condron	Head of Sales & Relationship Management, Director
John McGinty, Jr.	Compliance Officer
Judy Marlinksi	President, Director
Timothy Cohen	Co-Head Equity
Matthew Depiero	Chief Financial Officer, Director
Kevin Meagher	Chief Compliance Officer

Name	Title/Responsibilities
James Carroll	Head of Institutional Portfolio Managers, Director
Christopher Rimmer	Head of Asset Management Finance

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of FIAM LLC. None of the officers or trustees of the Trust own securities or have any other material investment in FIAM LLC.

Information regarding the sub-advisory fee(s) charged by FIAM LLC for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Advisers is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources. Franklin Advisers is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. The principal office of Franklin Advisers is located at One Franklin Parkway, San Mateo, CA 94403-1906. As of March 7, 2018, Franklin Advisers had approximately $444 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of Franklin Advisers. The address of each individual is One Franklin Parkway, San Mateo, CA 94403-1906.

Name	Title/Responsibilities
Rupert Johnson	Director
Edward Jamieson	President
Christopher Molumphy	Director and Executive Vice President
Craig Tyle	Chief Legal Officer
Madison Gulley	Executive Vice President
Kenneth Lewis	Chief Financial Officer
Breda Beckerle	Chief Compliance Officer
Mark Constant	Treasurer
William Yun	Executive Vice President
Michael Hasenstab	Executive Vice President
Edward Perks	Executive Vice President
Michael McCarthy	Executive Vice President and Chief Investment Officer
Stephen Dover	Executive Vice President
Thomas Fisher	Executive Vice President
Roger Bayston	Executive Vice President

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of Franklin Advisers. None of the officers or trustees of the Trust own securities or have any other material investment in Franklin Advisers.

Information regarding the sub-advisory fee(s) charged by Franklin Advisers for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Goldman Sachs Asset Management, L.P. (“GSAM”)

GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. The principal office of GSAM is located at 200 West Street, New York, New York 10282. As of November 19, 2018, GSAM had total regulatory assets under management of approximately $853 billion.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of GSAM. The address of each individual is 200 West Street, New York, New York 10282.

Name	Title/Responsibilities
Ellen Porges	General Counsel, Investment Management Division (Chief Legal Officer)
Timothy O’Neill	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Judith Shandling	Chief Compliance Officer
Eric Lane	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Jacqueline Arthur	Chief Operating Officer

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of GSAM. None of the officers or trustees of the Trust own securities or have any other material investment in GSAM.

Information regarding the sub-advisory fee(s) charged by GSAM for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis. The principal office of Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of July 12, 2018, Invesco had approximately $472.1 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of Invesco. The address of each individual is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name	Title/Responsibilities
Jeffrey Kupor	Senior Vice President and Secretary
Kevin Carome	Director
Loren Starr	Director
Philip Taylor	Director
Michael Cronin	Senior Vice President
Leslie Schmidt	Senior Vice President
Gary Wendler	Senior Vice President
John Zerr	Senior Vice President
David Warren	Senior Vice President
Sheri Morris	Vice President

Name	Title/Responsibilities
Crissie Wisdom	Anti-Money Laundering Compliance Officer
Richard Dennis	Senior Vice President
Colin Meadows	Director
Mark Gregson	Controller
Robert Leveille	Chief Compliance Officer
Gregory McGreevey	Director, President and Chief Executive Officer
Annette Lege	Chief Accounting Officer, CFO and Treasurer
Robert Rigsby	Senior Vice President
Pietro (Peter) Intraligi	Senior Vice President
John Galateria	Vice President

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of Invesco. None of the officers or trustees of the Trust own securities or have any other material investment in Invesco.

Information regarding the sub-advisory fee(s) charged by Invesco for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Ivy Investment Management Company (“IICO”)

IICO is a direct wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The principal office of IICO is located at 6300 Lamar Avenue, Shawnee Mission, Kansas 66201-9217. As of October 11, 2018, IICO had approximately $62.3 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of IICO. The address of each individual is 6300 Lamar Avenue, Shawnee Mission, Kansas 66201-9217.

Name	Title/Responsibilities
John Sundeen	Executive Vice President, Chief Administrative Officer, Director
Philip Sanders	President, Chief Executive Officer, Chief Investment Officer, Director
Brent Bloss	Senior Vice President, Director
Jon-Jason Richie	Vice President, Chief Compliance Officer
Daniel Scherman	Senior Vice President, Chief Risk Officer
Kurt Sundeen	Senior Vice President, Chief Operations Officer
Benjamin Clouse	Senior Vice President, Chief Financial Officer
Mark Buyle	Senior Vice President and General Counsel

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of IICO. None of the officers or trustees of the Trust own securities or have any other material investment in IICO.

Information regarding the sub-advisory fee(s) charged by IICO for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Lazard Asset Management LLC (“Lazard”)

Lazard is a wholly-owned subsidiary of Lazard Ltd. The principal office of Lazard is located at 30 Rockefeller Plaza, New York, New York 10112-6300. As of August 10, 2018, Lazard had approximately $163.9 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of Lazard. The address of each individual is 30 Rockefeller Plaza, New York, New York 10112-6300.

Name	Title/Responsibilities
Nathan Paul	Chief Business Officer
Ashish Bhutani	Director, Chief Executive Officer
Kenneth Jacobs	Director
Alexander Stern	Director
Mark Anderson	Chief Compliance Officer, General Counsel
William Rosenberg	Global Head of Operations & Finance

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of Lazard. None of the officers or trustees of the Trust own securities or have any other material investment in Lazard.

Information regarding the sub-advisory fee(s) charged by Lazard for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company. The principal office of MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. As of September 20, 2018, MFS had approximately $377.9 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of MFS. The address of each individual is 111 Huntington Avenue, Boston, Massachusetts 02199.

Name	Title/Responsibilities
Robert Manning	Director, Executive Chairman and Chairman of the Board of Directors
Robin Stelmach	Vice Chairman
Amrit Kanwal	Executive Vice President and Chief Financial Officer
Michael Roberge	Director, Chief Executive Officer, and Chief Investment Officer
David Antonelli	Vice Chairman
Stephen Peacher	Director
Martin Wolin	Chief Compliance Officer
Heidi Hardin	Executive Vice President, General Counsel, and Secretary
Kevin Strain	Director
Carol Geremia	President

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of MFS. None of the officers or trustees of the Trust own securities or have any other material investment in MFS.

Information regarding the sub-advisory fee(s) charged by MFS for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Pacific Investment Management Company, LLC (“PIMCO”)

PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The principal office of PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of November 28, 2018, PIMCO had approximately $2.2 trillion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of PIMCO. The address of each individual is 650 Newport Center Drive, Newport Beach, California 92660.

Name	Title/Responsibilities
Scott Mather	Managing Director — Chief Investment Officer (U.S. Core Strategies)
Thomas Otterbein	Managing Director — Executive Committee
Daniel Ivascyn	Managing Director — Executive Committee, Group Chief Investment Officer
Michael Puntoriero	Managing Director — Co-Chief Financial Officer
David Flattum	Managing Director, Global General Counsel
Mark Kiesel	Managing Director, Chief Investment Officer (Global Credit)
Mihir Worah	Managing Director — Executive Committee, Chief Investment Officer (Real Return and Asset Allocation)
Andrew Balls	Managing Director — Chief Investment Officer (Global)
Jennifer Durham	Managing Director, Chief Compliance Officer
Marc Seidner	Managing Director, Chief Investment Officer (Non-Traditional Strategies)
Kimberley Korinke	Managing Director — Executive Committee
Emmanuel Roman	Managing Director — Executive Committee and Chief Executive Officer
Craig Dawson	Managing Director — Executive Committee
Thibault Stracke	Managing Director — Executive Committee
Qi Wang	Managing Director — Executive Committee
John Kirkowski	Managing Director — Co-Chief Financial Officer
Peter Strelow	Managing Director — Co-Chief Operating Officer
Robin Shanahan	Managing Director — Co-Chief Operating Officer
Joachim Fels	Managing Director — Executive Committee

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of PIMCO. None of the officers or trustees of the Trust own securities or have any other material investment in PIMCO.

Information regarding the sub-advisory fee(s) charged by PIMCO for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. The principal office of T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of November 28, 2018, T. Rowe Price had approximately $972.3 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of T. Rowe Price. The address of each individual is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Title/Responsibilities
John Gilner	Chief Compliance Officer
David Oestreicher	Chief Legal Officer/Director
William Stromberg	President/Director
Robert Sharps	Director

None of the officers or trustees of the Trust are officers, employees, directors, general partners or shareholders of T. Rowe Price. None of the officers or trustees of the Trust own securities or have any other material investment in T. Rowe Price.

Information regarding the sub-advisory fee(s) charged by T. Rowe Price for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Required Vote for each of Proposals 2.A. through 2.J.

The shareholders of each Portfolio will vote on the approval of Proposals 2.A. through 2.J., as applicable, with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of each of Proposals 2.A.through 2.J. with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.J., “voting securities” refers to the shares of a Portfolio.

The Trustees of the Trust recommend that the shareholders of each Portfolio vote “FOR” Proposals 2.A. through 2.J., as applicable.

MATTERS CONSIDERED BY THE BOARD

Consideration and Approval of New Advisory and Sub-Advisory Agreements Proposed in Proposals 1 and 2.A.-2.J.

As described above, the Sell-Down Plan contemplates one or more transactions that are expected to be treated as a direct or indirect “Change of Control Event” for FMG LLC, which in turn would result in the automatic termination of the current advisory agreement for the Portfolios and the current sub-advisory agreements with the third party, unaffiliated sub-advisers (collectively, the “Sub-Advisers”) for the Portfolios (collectively, the “Current Agreements”). The decision by the Board, including a majority of those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), to approve the proposed new advisory agreement and the proposed new sub-advisory agreements (collectively, the “New Agreements”), and to recommend approval of the New Agreements by shareholders of the Portfolios, were based on the Board’s determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Portfolio for FMG LLC and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds.

The Board was aware that the implementation of the Sell-Down Plan may not result immediately in a Change of Control Event but also recognized that the Sell-Down Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the New Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Portfolios to benefit from the continuation of services by FMG LLC and its affiliates throughout the implementation of the Sell-Down Plan without the need for multiple shareholder meetings. The Board considered the advice provided by legal counsel to the Portfolios and FMG LLC with respect to the New Agreements, including advice relating to the process and timing of seeking shareholder approval of the New Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Sell-Down Plan. The Board further considered that FMG LLC and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Agreements.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services to be provided by FMG LLC and the Sub-Advisers under the Current Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s initial approval of the Portfolios’ Current Agreements at in-person meetings of the Board held on July 10-12, 2018 and August 22, 2018. During the review process that led to its initial approval of the Portfolios’ Current Agreements, the Board considered that it was also being asked to consider approval of the New Agreements, which are identical in all material respects to the Current Agreements, in connection with the Sell-Down Plan. During the review process, the Board also noted that the Portfolios are newly-created portfolios of the Trust and that each Portfolio is essentially a “clone” of a series of an existing, unaffiliated registered investment company (often referred to as a “variable insurance trust” or a “VIT”) that currently serves as an underlying investment option for certain Contracts issued by AXA Equitable Life Insurance Company or its affiliates and other insurance companies.

On July 10-12, 2018 and August 22, 2018, the Board concluded, in light of all the factors it considered, that the approval of the Portfolios’ Current Agreements was in the best interests of each Portfolio and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. In reaching its decision to approve the Current Agreements with respect to each Portfolio, the Board considered the overall fairness of each Current Agreement and whether each Current Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by FMG LLC, the relevant Sub-Adviser and, where applicable, their respective affiliates; (2) comparative performance information; (3) the level of the management fee and sub-advisory fee, and the Portfolio’s expense ratios relative to those of its corresponding VIT; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, FMG LLC and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (6) “fall out” benefits that may accrue to FMG LLC, the relevant Sub-Adviser and their respective affiliates (i.e., indirect benefits that they would not receive but for the existence of the Portfolio). In considering each Current Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its approval of the New Agreements on August 22, 2018, the Board considered its conclusions in connection with its approvals of the Current Agreements, including the Board’s general satisfaction with the nature and quality of services proposed to be provided. Also in connection with its August 22, 2018 approvals of the New Agreements, the Board considered a representation made to it on that date by FMG LLC that there were no additional developments not already disclosed to the Board since July 10-12, 2018 that would be a material consideration to the Board in connection with its consideration of the New Agreements. The Board also noted that the New Agreements are substantially identical to the Current Agreements, except as to the effective date.

Also in connection with its August 22, 2018 approvals, the Board considered that FMG LLC may not have an opportunity to obtain the required shareholder approval of the New Agreements before any Change of Control Event is anticipated to occur. The Board also noted that FMG LLC is not entitled to rely on the exemptive order to enter into a New Sub-Advisory Agreement with an unaffiliated Sub-Adviser to a Portfolio without first obtaining shareholder approval of the Portfolio’s ability to rely on the order. In this regard, legal counsel discussed with the Board that, subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board to approve and enter into the Interim Agreements pursuant to which FMG LLC and the Sub-Advisers, as applicable, may continue to provide investment advisory, investment sub-advisory, and related services for the Portfolios, without interruption, for up to 150 days from the termination of the Current Agreements. The Board noted that the terms of the Interim Management Agreement and each Interim Sub-Advisory Agreement are substantially identical to the terms of the Current and New Management Agreements and the corresponding Current and New Sub-Advisory Agreements, respectively, except for certain term and fee escrow provisions.

In addition to the information it considered in approving the Current Agreements, in considering the New Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Sell-Down Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of FMG LLC and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Portfolios. When making its decisions on August 22, 2018, the Board took into account that FMG LLC had discussed with the Board at prior Board meetings the potential impacts of the IPO and the Sell-Down Plan on the Portfolios and on FMG LLC and its affiliates providing services to the Trust, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from FMG LLC specifically relating to the Sell-Down Plan. The Independent Trustees solicited and received from their legal counsel ongoing advice regarding the Board’s legal duties and, with assistance from their counsel, prepared written inquiries to FMG LLC regarding the Sell-Down Plan, including requests for details regarding AEH’s anticipated business plan for continuing operations after the implementation of the Sell-Down Plan and the occurrence of potential Change of Control Events. The Board received and evaluated responses from FMG LLC and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through meetings of the Independent Trustees (which, upon invitation, included one Board member who is not an Independent Trustee).

At its July 10-12 and August 22, 2018 meetings, the Board engaged in a review and analysis of additional information regarding the proposed Sell-Down Plan and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of AEH and its subsidiaries throughout implementation of the Sell-Down Plan and thereafter. In this connection, the Board considered that the Sell-Down Plan is being implemented as a result of a business plan of AXA, a publicly held French holding company, that the Board generally has been satisfied with the nature and quality of the services provided to the other portfolios of the Trust, including investment advisory, administrative, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability of the services to be provided. The Board carefully considered FMG LLC’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within the AEH business structure going forward.

The Board also considered the anticipated divestiture by AXA of its U.S. subsidiary, AEH, under the Sell-Down Plan, as well as potential advantages of this divestiture to Portfolio investors (such as the continuity in U.S. asset management activities, continuity of key personnel, opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of AEH), as well as potential disadvantages of this divestiture to Portfolio investors, such as the potential eventual loss of affiliation with the AXA name brand. The Board considered AEH’s anticipated ability to continue to use the “AXA” brand name for its asset management operations for a period of time following the consummation of the Sell-Down Plan, as well as the status of its planning to transition such operations to a new name. The Board further considered, among other matters: (1) the anticipated arrangements between AXA and AEH over the course of the Sell-Down Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by AXA and that portion that may be dedicated to the capitalization and operations of AEH, including its asset management operations); and (3) other information provided by FMG LLC and its affiliates.

At its July 10-12 and August 22, 2018 meetings, the Board considered that, if shareholders approve the New Agreements, the Board currently expects to continue to conduct an annual investment advisory contracts review process consistent with the process conducted for other portfolios of the Trust notwithstanding the two-year initial term set forth in the New Agreements. For example, if the New Agreements are approved by shareholders in 2019, the New Agreements normally would not need to be considered for renewal until 2021. However, the Board currently intends to conduct annual reviews of such contracts during 2019 and 2020, and FMG LLC has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis the ability of FMG LLC and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios.

Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreements.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreements for the Portfolios, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by FMG LLC, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of FMG LLC and the relevant Sub-Advisers; the ability of FMG LLC and each Sub-Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the respective Portfolios; the potential implications of any additional regulatory requirements imposed on FMG LLC or the relevant Sub-Advisers or Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that FMG LLC and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by FMG LLC and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered that the importance of the asset management operations to the overall success of AEH, as described by the Form S-1 registration statement filed by AEH, could provide a strong incentive to AEH to provide appropriate resource allocations to support those asset management operations. The Board also considered representations by FMG LLC and its affiliates, including senior investment management personnel indicating that: (1) FMG LLC can be expected to provide services of the same nature, extent, and quality under the New Agreements as to be provided thereby under the Current Agreements; and (2) the Sell-Down Plan is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

The Board noted that there are no changes in the fees payable and services provided between the Current Agreements and the New Agreements. The Board considered representations by FMG LLC and its affiliates, as well as related supporting documentation, indicating that the terms of the New Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Agreements.

The Board considered its prior review, at its July 10-12, 2018 meeting, of the relevant Sub-Advisers’ performance history with respect to the Portfolios’ corresponding VITs. The Board noted that the Portfolios did not have any performance history as they were newly organized and had not commenced operations as of the date of the meeting. The Board considered that the portfolio investment personnel responsible for the management of the respective Portfolios were expected to continue to manage the Portfolios following the completion of the Sell-Down Plan, and the investment strategies of the Portfolios were not expected to change as a result of the Sell-Down Plan. The key personnel who have responsibility for the Portfolios in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Sell-Down Plan. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future in the ordinary course.

Based on their review, the Independent Trustees found that the nature, quality and extent of services to be provided to each applicable Portfolio under its respective New Agreements were appropriate in light of the Portfolio’s investment objective and supported approval of the New Agreements.

Expenses

The Board considered each Portfolio’s management fee and sub-advisory fee in light of the nature, quality and extent of the overall services to be provided by FMG LLC and the relevant Sub-Adviser. With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of comparative fee and expense information for each Portfolio provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board also considered that the fee schedule, including the breakpoint schedule, for each Portfolio under its New Agreements is identical to that under the corresponding Current Agreements. The Board noted that FMG LLC anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any transaction under the Sell-Down Plan that is deemed to cause an assignment of the then-effective investment management or investment sub-advisory agreement for a Portfolio. In this regard, FMG LLC has represented to the Board that it will use its best efforts to ensure that it and its affiliates will not take any action that imposes an “unfair burden” on the Portfolios as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment, for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Portfolio, that FMG LLC’s management fee and the relevant Sub-Adviser’s sub-advisory fee under the New Agreements are fair and reasonable.

Profitability and Costs

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of, among other things, the anticipated level of profitability to be realized by FMG LLC in connection with the operation of the Portfolios. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Sell-Down Plan on FMG LLC’s profitability. The Board further considered that there were no changes to the management, sub-advisory or administration fees to be paid by any Portfolio as a result of the Sell-Down Plan. The Board concluded that FMG LLC’s level of profitability for its advisory activities under the New Agreements would continue to be reasonable in light of the services provided.

In addition, at the July 10-12, 2018 meeting, FMG LLC had advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged FMG LLC’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees to be paid to the Sub-Advisers are the product of negotiations with FMG LLC and reflect levels of profitability acceptable to FMG LLC and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by FMG LLC and not a Portfolio.

Economies of Scale

The Board also considered whether economies of scale or efficiencies would be realized by FMG LLC as the Portfolios grow larger and the extent to which this is reflected in the management fee schedules for the Portfolios. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. In this regard, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of, among other things, the management and sub-advisory fee schedules, including the breakpoint schedules, of the Portfolios, and noted that those schedules will not change under the New Agreements. The Board also considered that the contractual expense limitation arrangements that are currently in place for each of the Portfolios will not change as a result of the Sell-Down Plan. Based on their review, including the considerations in the initial review of the Current Agreements, the Independent Trustees determined that the management and sub-advisory fee schedules, including the breakpoint schedules, continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreements.

Fall-Out and Other Benefits

The Board considered the potential benefits to be realized by FMG LLC and its affiliates as a result of the New Agreements. In this regard, the Board considered its prior review, at its July 10-12, 2018 meeting, of the extent to which fall-out benefits may accrue to FMG LLC and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that FMG LLC also would serve as the administrator for the Portfolios and would receive compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of FMG LLC, serves as the underwriter for the Trust and would receive from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of FMG LLC and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that FMG LLC’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios would be offered as investment options through variable insurance contracts offered and sold by FMG LLC’s affiliated insurance companies and that the performance of the Portfolios may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that FMG LLC’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board noted that as the applicable policies and operations of FMG LLC and its affiliates with respect to the Portfolios were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to FMG LLC are fair and reasonable.

The Board also considered its prior review, at its July 10-12, 2018 meeting, of the possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as investment sub-adviser to a Portfolio, may engage in soft dollar transactions.

In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolios securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers serve or may serve as an investment sub-adviser for other portfolios advised by FMG LLC and receive sub-advisory fees with respect to those portfolios. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by FMG LLC’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by FMG LLC or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with FMG LLC. The Board noted that as the applicable policies and operations of the Sub-Advisers with respect to the Portfolios were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on August 22, 2018, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, voted to approve the New Agreements and voted to recommend approval of the New Agreements by shareholders of the Portfolios. The Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Agreements so as to enable there to be a continuation without interruption of the current services to be provided by the current service providers pursuant to the Current Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements and to recommend approval of the New Agreements by shareholders of the Portfolios.

Proposal 3: Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

Background on the Proposal

The purpose of Proposal 3 is to approve a “manager-of-managers” policy to permit FMG LLC, subject to approval by the Board, to appoint or replace unaffiliated investment sub-advisers to manage all or a portion of a Portfolio’s assets and enter into, amend or terminate sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment sub-advisers to investment companies be approved by shareholders. In practice, this requirement means that shareholders would be required to approve every instance in which: (i) the Adviser selected new or additional investment sub-advisers for a Portfolio; (ii) the Adviser entered into or materially modified existing investment sub-advisory agreements; or (iii) the Adviser terminated or replaced an investment sub-adviser. The SEC has often granted conditional exemptions from the shareholder approval requirements in instances where the investment adviser to an investment company is responsible, subject to board approval, for employing investment sub-advisers and continuously evaluating and monitoring those sub-advisers.

The Trust has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, or any entity controlling, controlled by, or under common control (within the meaning of Section 2(a)(9) of the 1940 Act) with the Adviser, subject to certain conditions, including approval of the Board of Trustees of the Trust, and without the approval of shareholders, to: (i) select a new investment sub-adviser or additional investment sub-advisers for each Portfolio; (ii) enter into new investment sub-advisory agreements and/or materially modify the terms of any existing investment sub-advisory agreements; (iii) terminate any existing investment sub-adviser and replace the investment sub-adviser; and (iv) continue the employment of an existing investment sub-adviser on the same contract terms where the investment sub-advisory agreement has been assigned because of a change of control of the investment sub-adviser. However, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (an “Affiliated Adviser”) unless the investment sub-advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the investment sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder.

Currently, all of the Trust’s other portfolios are permitted to rely on the Multi-Manager Order. However, for the reasons discussed below, the Portfolios in this Proxy Statement are not currently permitted to rely on the Multi-Manager Order.

Reasons Why Approval of Proposal 3 is Requested

The Portfolios are newly-created portfolios of the Trust and each Portfolio is essentially a “clone” of a series of an existing, unaffiliated registered investment company (often referred to as a “variable insurance trust” or a “VIT”) that served as an underlying investment option for certain Contracts issued by AXA Equitable or its affiliates and other insurance companies. AXA Equitable and certain other related persons filed with the SEC an application requesting approval of a substitution transaction whereby shares of each of the Portfolios (i.e., the new underlying investment options) would be substituted for shares of each of the corresponding VITs (i.e., the old underlying investment options). AXA Equitable received from the SEC an order granting approval of its application, and each Portfolio commenced operations on October 22, 2018, in connection with the substitution transaction.

The Multi-Manager Order applies to each of the Portfolios, and the Portfolios’ statutory prospectuses disclose and explain the existence, substance, and effect of the Multi-Manager Order. However, as a condition of the application, FMG LLC agreed that it would not change an investment sub-adviser, add a new investment sub-adviser, or otherwise rely on the Multi-Manager Order or any replacement order from the SEC with respect to any Portfolio in this Proxy Statement without first obtaining shareholder approval of the change in investment sub-adviser, the new investment sub-adviser, or the Portfolio’s ability to rely on the Multi-Manager Order, or any replacement order from the SEC, at a shareholder meeting, the record date for which is after the substitution has been effected. The Portfolios’ statutory prospectuses disclose that the Portfolios may not rely on the Multi-Manager Order without first obtaining shareholder approval.

Shareholders of each of the Portfolios are now being asked to approve a “manager-of-managers” policy for the Portfolios in reliance on the Multi-Manager Order, which would permit the Adviser, subject to certain conditions, including approval of the Board of Trustees of the Trust, and without the approval of shareholders, to: (i) select a new unaffiliated investment sub-adviser or additional unaffiliated investment sub-advisers for each Portfolio; (ii) enter into new unaffiliated investment sub-advisory agreements and/or materially modify the terms of any existing unaffiliated investment sub-advisory agreements; (iii) terminate any existing unaffiliated investment sub-adviser and replace the unaffiliated investment sub-adviser; and (iv) continue the employment of an existing unaffiliated investment sub-adviser on the same contract terms where the unaffiliated investment sub-advisory agreement has been assigned because of a change of control of the unaffiliated investment sub-adviser.

Approval of Proposal 3 is being sought at this time to provide for the same flexibility in the management of the investment sub-advisory arrangements of the Portfolios as is currently available to the Trust’s other portfolios under the Multi-Manager Order. Approval of Proposal 3 would allow management the flexibility to rely on the Multi-Manager Order for the Portfolios in the future, without incurring the costs and delays associated with additional shareholder solicitations.

Benefits to Shareholders of Approval of Proposal 3

As part of the Trust’s “manager-of-managers” structure, under the investment advisory agreement, the Adviser is required to, among other things, monitor and evaluate each investment sub-adviser on an ongoing basis. In the course of performing those duties, the Board expects that, from time to time, the Adviser may recommend to the Board that the Trust: (i) appoint new or additional investment sub-advisers to a Portfolio; (ii) change the terms of an investment sub-advisory agreement, or (iii) replace or terminate an investment sub-adviser, depending on the Adviser’s assessment of each Portfolio’s investment focus and how best to optimize each Portfolio’s opportunity of achieving its investment focus. If shareholders of a Portfolio were required to approve each such recommended change, such recommendations by the Adviser would result in more frequent shareholder meetings than would otherwise be the case. As shareholders may be aware, shareholder meetings entail substantial costs and may entail substantial delays, which would reduce the desired benefits of the Trust’s current “manager-of-managers” structure. However, if Proposal 3 is approved, the Board would not be required to call a shareholder meeting each time, for example, a new or additional unaffiliated investment sub-adviser for any of the Portfolios is approved. If a new unaffiliated investment sub-adviser is retained for a Portfolio, Contractholders would receive notice of any such action, including all information concerning any new unaffiliated investment sub-adviser or unaffiliated investment sub-advisory agreement that would be included in an information statement meeting the requirements of Regulation 14C and Schedule 14C under the Securities Exchange Act of 1934, as amended.

Of course, shareholders should carefully weigh these cost savings and other benefits against the need for shareholder scrutiny of proposed unaffiliated investment sub-advisory agreements with additional or replacement unaffiliated investment sub-advisers or proposed changes in existing unaffiliated investment sub-advisory agreements. However, shareholders should also take note that before any change is made to an investment sub-adviser or existing investment sub-advisory agreement for any of the Portfolios, the Adviser and the Board are required to carefully assess that Portfolio’s needs and investment focus. Moreover, any recommendations made by the Adviser to implement such changes would then have to be reviewed and approved by a majority of the Board, including a majority of the Independent Trustees. In this regard, any selection of new or additional unaffiliated investment sub-advisers or changes to an existing unaffiliated investment sub-advisory agreement would have to comply with the conditions, as described above, contained in the Multi-Manager Order. It is important to note in this regard that the Board would not be able to replace FMG LLC as investment adviser for any of the Portfolios without first obtaining shareholder approval of a new investment adviser.

If Proposal 3 is not approved with respect to a Portfolio, the Board would be required to seek shareholder approval to: (i) select new or additional unaffiliated investment sub-advisers for that Portfolio; (ii) enter into and materially modify existing unaffiliated investment sub-advisory agreements relating to that Portfolio; and (iii) terminate and replace unaffiliated investment sub-advisers to that Portfolio.

Required Vote for Proposal 3

The shareholders of each Portfolio will vote on the approval of Proposal 3 with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of Proposal 3 with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 3, “voting securities” refers to the shares of a Portfolio.

The Trustees of the Trust recommend that the shareholders of each Portfolio vote “FOR” Proposal 3.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit K shows the number of outstanding shares of the Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” each applicable Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby cancelling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of a Portfolio will vote on the approval of Proposals 1, 2.A.-2.J., and 3, as applicable, with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of a Proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 1, 2.A.-2.J., and 3, “voting securities” refers to the shares of a Portfolio. With respect to Proposals1, 2.A.-2.J., and 3, the presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions will have the same effect as a vote “against” Proposals 1, 2.A.-2.J., and 3 because each of these Proposals requires the affirmative vote of a specified majority of the applicable Portfolio’s outstanding voting securities.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the nominees, and the officers of the Trust owned, individually and as a group, less than 1% of the shares of the Trust and each of its Portfolios.

As of the record date, except as set forth in Exhibit L, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of its Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of its Portfolios. AXA Equitable and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Trust or a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about January 30, 2019. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by FMG LLC and/or its affiliates.

The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $980,000 for its proxy solicitation services, plus the costs of printing and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne by the Adviser and/or its affiliates.

Adjournment or Postponement

If the quorum necessary to transact business with respect to the Trust or a Portfolio is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

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We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A — NAMES AND ADDRESSES OF THE SUB-ADVISERS

American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111	Ivy Investment Management Company 6300 Lamar Avenue Shawnee Mission, Kansas 66201-9217
FIAM LLC 900 Salem Street Smithfield, Rhode Island 02917	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112-6300
Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	MFS Investment Management 111 Huntington Ave. Boston, MA 02199
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660
Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

A-1

EXHIBIT B — SHAREHOLDER APPROVAL OF CURRENT ADVISORY AGREEMENT

The date of the Current Advisory Agreement and the date on which it was last approved by shareholders are as follows:

Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
EQ/American Century Mid Cap Value Portfolio	September 1, 2018	September 1, 2018
EQ/Fidelity Institutional AMSM Large Cap Portfolio	September 1, 2018	September 1, 2018
EQ/Franklin Rising Dividends Portfolio	September 1, 2018	September 1, 2018
EQ/Franklin Strategic Income Portfolio	September 1, 2018	September 1, 2018
EQ/Goldman Sachs Mid Cap Value Portfolio	September 1, 2018	September 1, 2018
EQ/Invesco Global Real Estate Portfolio	September 1, 2018	September 1, 2018
EQ/Invesco International Growth Portfolio	September 1, 2018	September 1, 2018
EQ/Ivy Energy Portfolio	September 1, 2018	September 1, 2018
EQ/Ivy Mid Cap Growth Portfolio	September 1, 2018	September 1, 2018
EQ/Ivy Science and Technology Portfolio	September 1, 2018	September 1, 2018
EQ/Lazard Emerging Markets Equity Portfolio	September 1, 2018	September 1, 2018
EQ/MFS International Value Portfolio	September 1, 2018	September 1, 2018
EQ/MFS Technology Portfolio	September 1, 2018	September 1, 2018
EQ/MFS Utilities Series Portfolio	September 1, 2018	September 1, 2018
EQ/PIMCO Real Return Portfolio	September 1, 2018	September 1, 2018
EQ/PIMCO Total Return Portfolio	September 1, 2018	September 1, 2018
EQ/T. Rowe Price Health Sciences Portfolio	September 1, 2018	September 1, 2018

*	Approved by initial sole shareholder.

B-1

EXHIBIT C — FORM OF NEW ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of [DATE], 2019, between EQ Advisors Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Portfolios”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.     APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Portfolios, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Portfolio and will perform its duties hereunder for the Trust and each Portfolio in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Portfolio as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.     DUTIES OF THE ADVISER

A.    Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Portfolio’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Portfolio in the same manner and with the same force and effect as such Portfolio itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B.    Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Board regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Portfolios.

C.    Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D.    Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E.    Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Portfolio which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F.    Reports. The Adviser will:

(i)      Furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(ii)     Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii)    Apprise, on its own initiative, the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G.    Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H.    Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I.    Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Portfolios to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act.

The Adviser will have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; full discretion to select new or additional Sub-advisers for each Portfolio; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i)      Oversee the performance of delegated functions by each Sub-adviser, assess each Portfolio’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii)     Allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-advisers for such Portfolio and coordinate the activities of all Sub-advisers;

(iii)    Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-adviser;

(iv)     Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(v)      Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi)      Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii)     Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii)    Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J.    The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)      Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)     Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement; and

(iii)    Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K.    Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Adviser:

(i)    Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii)    Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.    Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i)    Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)    Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii)    Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)    Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)    Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)    Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii)    Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)    Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)    Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi)    Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)    Pricing. All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.    RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.    DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Portfolio, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved

(i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. This Agreement will continue in effect for a two-year period, except that with respect to any new Portfolio, this Agreement will continue in effect for two years from the date such Portfolio is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Portfolio only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Portfolio if a majority of the outstanding voting securities of the shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.    NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.    FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.    GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC	EQ ADVISORS TRUST

By:	By:
Michal Levy Director, Senior Vice President and Chief Operating Officer	Brian Walsh Chief Financial Officer and Treasurer

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Portfolios

EQ/American Century Mid Cap Value Portfolio

EQ/Fidelity Institutional AMSM Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco International Growth Portfolio

EQ/Ivy Energy Portfolio

EQ/Ivy Mid Cap Growth Portfolio

EQ/Ivy Science and Technology Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/MFS International Value Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

(as a percentage of average daily net assets)
Equity Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/American Century Mid Cap	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Fidelity Institutional AMSM Large Cap	0.540%	0.500%	0.475%	0.450%	0.425%
EQ/Franklin Rising Dividends	0.600%	0.550%	0.510%	0.490%	0.475%
EQ/Goldman Sachs Mid Cap Value	0.770%	0.750%	0.725%	0.680%	0.670%
EQ/Invesco Global Real Estate	0.735%	0.700%	0.675%	0.650%	0.625%
EQ/Invesco International Growth	0.710%	0.700%	0.675%	0.650%	0.625%
EQ/Ivy Energy	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Ivy Mid Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Ivy Science and Technology	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Lazard Emerging Markets	1.000%	0.950%	0.925%	0.900%	0.875%
EQ/MFS International Value	0.860%	0.820%	0.700%	0.700%	0.700%
EQ/MFS Technology	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS Utilities Series	0.730%	0.700%	0.670%	0.650%	0.625%
EQ/T. Rowe Price Health Sciences	0.950%	0.900%	0.875%	0.850%	0.825%

(as a percentage of average daily net assets)
Fixed Income Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Franklin Strategic Income	0.590%	0.490%	0.440%	0.430%	0.370%
EQ/PIMCO Real Return	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/PIMCO Total Return	0.500%	0.475%	0.450%	0.430%	0.420%

EXHIBIT D — FEES PAID TO THE ADVISER BY THE PORTFOLIOS

Each Portfolio pays a fee to the Adviser for management services. The tables below show the annual rate of the management fees (as a percentage of a Portfolio’s average daily net assets) that the Adviser received during the fiscal year ended December 31, 2018, for managing each of the Portfolios and the rate of the management fees waived by the Adviser during the fiscal year ended December 31, 2018, in accordance with the provisions of the Expense Limitation Agreement, as described below, between the Adviser and the Trust with respect to the Portfolios.

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IB	Class K
EQ/American Century Mid Cap Value Portfolio
EQ/Fidelity Institutional AMSM Large Cap Portfolio
EQ/Franklin Rising Dividends Portfolio
EQ/Franklin Strategic Income Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Invesco Global Real Estate Portfolio
EQ/Invesco International Growth Portfolio
EQ/Ivy Energy Portfolio
EQ/Ivy Mid Cap Growth Portfolio
EQ/Ivy Science and Technology Portfolio
EQ/Lazard Emerging Markets Equity Portfolio
EQ/MFS International Value Portfolio
EQ/MFS Technology Portfolio
EQ/MFS Utilities Series Portfolio
EQ/PIMCO Real Return Portfolio
EQ/PIMCO Total Return Portfolio
EQ/T. Rowe Price Health Sciences Portfolio

Expense Limitation Provisions

In the interest of limiting through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses (including acquired fund fees and expenses) of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IB Shares	Class K Shares
EQ/American Century Mid Cap Value Portfolio	1.00%	0.75%
EQ/Fidelity Institutional AMSM Large Cap Portfolio	0.87%	0.62%
EQ/Franklin Rising Dividends Portfolio	0.87%	0.62%
EQ/Franklin Strategic Income Portfolio	0.93%	0.68%
EQ/Goldman Sachs Mid Cap Value Portfolio	1.09%	0.84%
EQ/Invesco Global Real Estate Portfolio	1.27%	1.02%
EQ/Invesco International Growth Portfolio	1.18%	0.93%
EQ/Ivy Energy Portfolio	1.19%	0.94%

D-1

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IB Shares	Class K Shares
EQ/Ivy Mid Cap Growth Portfolio	1.10%	0.85%
EQ/Ivy Science and Technology Portfolio	1.15%	0.90%
EQ/Lazard Emerging Markets Equity Portfolio	1.38%	1.13%
EQ/MFS International Value Portfolio	1.15%	0.90%
EQ/MFS Technology Portfolio	1.14%	0.89%
EQ/MFS Utilities Series Portfolio	1.05%	0.80%
EQ/PIMCO Real Return Portfolio	0.75%	0.50%
EQ/PIMCO Total Return Portfolio	0.75%	0.50%
EQ/T. Rowe Price Health Sciences Portfolio	1.20%	0.95%

The following table shows the amount of the investment management fee waived by the Adviser and the amount of the investment management fee paid by each Portfolio to the Adviser for the fiscal year ended December 31, 2018:

Portfolio	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
EQ/American Century Mid Cap Value Portfolio	$	$	$	$
EQ/Fidelity Institutional AMSM Large Cap Portfolio	$	$	$	$
EQ/Franklin Rising Dividends Portfolio	$	$	$	$
EQ/Franklin Strategic Income Portfolio	$	$	$	$
EQ/Goldman Sachs Mid Cap Value Portfolio	$	$	$	$
EQ/Invesco Global Real Estate Portfolio	$	$	$	$
EQ/Invesco International Growth Portfolio	$	$	$	$
EQ/Ivy Energy Portfolio	$	$	$	$
EQ/Ivy Mid Cap Growth Portfolio	$	$	$	$
EQ/Ivy Science and Technology Portfolio	$	$	$	$
EQ/Lazard Emerging Markets Equity Portfolio	$	$	$	$
EQ/MFS International Value Portfolio	$	$	$	$
EQ/MFS Technology Portfolio	$	$	$	$
EQ/MFS Utilities Series Portfolio	$	$	$	$
EQ/PIMCO Real Return Portfolio	$	$	$	$
EQ/PIMCO Total Return Portfolio	$	$	$	$
EQ/T. Rowe Price Health Sciences Portfolio	$	$	$	$

D-2

EXHIBIT E — ADDITIONAL FEE INFORMATION

The administration fees paid by the Portfolios to FMG LLC and the 12b-1 fees paid by the Class IB shares of the Portfolios to AXA Distributors during the fiscal year ended December 31, 2018, were as follows:

Portfolio	Administration Fee Paid to FMG LLC	Class IB Distribution Fee Paid to AXA Distributors
EQ/American Century Mid Cap Value Portfolio
EQ/Fidelity Institutional AMSM Large Cap Portfolio
EQ/Franklin Rising Dividends Portfolio
EQ/Franklin Strategic Income Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Invesco Global Real Estate Portfolio
EQ/Invesco International Growth Portfolio
EQ/Ivy Energy Portfolio
EQ/Ivy Mid Cap Growth Portfolio
EQ/Ivy Science and Technology Portfolio
EQ/Lazard Emerging Markets Equity Portfolio
EQ/MFS International Value Portfolio
EQ/MFS Technology Portfolio
EQ/MFS Utilities Series Portfolio
EQ/PIMCO Real Return Portfolio
EQ/PIMCO Total Return Portfolio
EQ/T. Rowe Price Health Sciences Portfolio

For the fiscal year ended December 31, 2018, the following Portfolios paid the amounts indicated to affiliated broker-dealers of FMG LLC and/or a sub-adviser:

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions
EQ/American Century Mid Cap Value Portfolio
EQ/Fidelity Institutional AMSM Large Cap Portfolio
EQ/Franklin Rising Dividends Portfolio
EQ/Franklin Strategic Income Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Invesco Global Real Estate Portfolio
EQ/Invesco International Growth Portfolio
EQ/Ivy Energy Portfolio
EQ/Ivy Mid Cap Growth Portfolio
EQ/Ivy Science and Technology Portfolio
EQ/Lazard Emerging Markets Equity Portfolio
EQ/MFS International Value Portfolio
EQ/MFS Technology Portfolio
EQ/MFS Utilities Series Portfolio
EQ/PIMCO Real Return Portfolio
EQ/PIMCO Total Return Portfolio
EQ/T. Rowe Price Health Sciences Portfolio

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser, investment strategy changes, changes in transaction costs and market conditions.

E-1

EXHIBIT F — SHAREHOLDER APPROVAL OF CURRENT SUB-ADVISORY AGREEMENTS

The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders are as follows:

Portfolio	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders*
EQ/American Century Mid Cap Value Portfolio	September 1, 2018	September 1, 2018
EQ/Fidelity Institutional AMSM Large Cap Portfolio	September 1, 2018	September 1, 2018
EQ/Franklin Rising Dividends Portfolio	September 1, 2018	September 1, 2018
EQ/Franklin Strategic Income Portfolio	September 1, 2018	September 1, 2018
EQ/Goldman Sachs Mid Cap Value Portfolio	September 1, 2018	September 1, 2018
EQ/Invesco Global Real Estate Portfolio	September 1, 2018	September 1, 2018
EQ/Invesco International Growth Portfolio	September 1, 2018	September 1, 2018
EQ/Ivy Energy Portfolio	September 1, 2018	September 1, 2018
EQ/Ivy Mid Cap Growth Portfolio	September 1, 2018	September 1, 2018
EQ/Ivy Science and Technology Portfolio	September 1, 2018	September 1, 2018
EQ/Lazard Emerging Markets Equity Portfolio	September 1, 2018	September 1, 2018
EQ/MFS International Value Portfolio	September 1, 2018	September 1, 2018
EQ/MFS Technology Portfolio	September 1, 2018	September 1, 2018
EQ/MFS Utilities Series Portfolio	September 1, 2018	September 1, 2018
EQ/PIMCO Real Return Portfolio	September 1, 2018	September 1, 2018
EQ/PIMCO Total Return Portfolio	September 1, 2018	September 1, 2018
EQ/T. Rowe Price Health Sciences Portfolio	September 1, 2018	September 1, 2018

*	Approved by initial sole shareholder.

F-1

EXHIBIT G — FORM OF NEW SUB-ADVISORY AGREEMENTS AND FEE SCHEDULES

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT, dated as of [DATE], 2019, by and between AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”), and [SUB-ADVISER NAME], a [limited partnership organized in the State of Delaware] (“Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with EQ Advisors Trust (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is responsible for, among other things, providing a continuous investment program for the portfolios of the Trust, monitoring the implementation of each portfolio’s investment program, assessing each portfolio’s investment objectives and policies, composition, investment style and investment process, effecting transactions for each portfolio and selecting brokers or dealers to execute such transactions for each portfolio, developing and evaluating strategic initiatives with respect to the portfolios, making recommendations to the Board regarding the investment programs of the portfolios, including any changes to portfolio investment objectives and policies, coordinating and/or implement strategic initiatives approved by the Trust’s Board of Trustees (“Trust Board”), and preparing and providing reports to the Trust Board on the impact of such strategic initiatives on the portfolios;

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (“Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986 and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser has the authority under the Advisory Agreement to select and contract with one or more sub-advisers to sub-advise the portfolios of the Trust and the Adviser desires to retain the Sub-Adviser to render investment sub-advisory and certain other services to the portfolio(s) (or an allocated portion thereof) of the Trust specified in Appendix A hereto, as amended from time to time (“Portfolio(s)”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Trust Board has approved the selection of the Sub-Adviser as a sub-adviser to the Portfolio(s);

WHEREAS, the Sub-Adviser is willing to furnish such services to the Portfolio(s); and

WHEREAS, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the performance of delegated functions by each sub-adviser; (2) assessing each portfolio’s investment focus and furnishing the Trust Board with periodic reports concerning the performance of delegated responsibilities by the sub-adviser; (3) allocating and reallocating the assets of a portfolio, or a portion thereof, managed by one or more sub-advisers for such portfolio and coordinating the activities of all sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program established by the Adviser with respect to each portfolio (or portions thereof) under the management of such sub-adviser; (5) causing the appropriate sub-adviser(s) to furnish to the Trust Board such information and reports as the Trust Board may reasonably request; and (6) compensating the sub-adviser in the manner specified by the sub-advisory agreement;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.    APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio(s), subject to the supervision and oversight of the Adviser and the Trust Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust, except as expressly authorized in this Agreement or another writing by the Adviser or the Trust and the Sub-Adviser.

2.    ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts its appointment as sub-adviser to the Portfolio(s) and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Portfolio(s) will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Portfolio(s) and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.    SERVICES TO BE RENDERED BY SUB-ADVISER

A.    As a sub-adviser to the Portfolio(s), the Sub-Adviser will invest and reinvest the assets of the Portfolio(s) and determine the composition of the assets of the Portfolio(s), subject always to the supervision and control of the Adviser and the Trust Board.

B.    As part of the services it will provide hereunder, the Sub-Adviser will:

(i)    obtain and evaluate, to the extent deemed necessary or advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio(s) or are under consideration for inclusion in the Portfolio(s);

(ii)    formulate and implement a continuous investment program for each of the Portfolio(s);

(iii)    take whatever reasonable steps are necessary to implement the investment program(s) for the Portfolio(s) by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program(s) of the Portfolio(s);

(iv)    keep the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets of the Portfolio(s), the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trust Board; and attend meetings with the Adviser and/or the Trust Board, as reasonably requested, to discuss the foregoing;

(v)    in accordance with procedures and methods established by the Trust Board, which may be amended from time to time, to the extent not prohibited by applicable law or confidentiality obligation, provide, upon request, reasonable assistance in determining the fair value of, and/or use reasonable efforts to arrange for the provision of valuation information or fair value prices from parties independent of the Sub-Adviser for, each security or other asset of the Portfolio(s) for which market quotations are not readily available. The Adviser agrees that the Sub-Adviser is not a pricing agent for the Trust;

(vi)    provide, upon request, any and all reasonable material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio(s) or that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus (as hereinafter defined) or in any permissible reports and materials prepared by the Adviser, the Trust or their agents; and

(vii)    cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser; and provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.    In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time (“Governing Documents”); (ii) the currently effective Prospectus and Statement of Additional Information of the Trust, filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s registration statement on Form N-1A and delivered to the Sub-Adviser, as amended and/or supplemented (“Prospectus”); (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (iv) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Trust Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Governing Documents, Prospectus, Compliance Manual, and other relevant policies and procedures adopted by the Trust Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Adviser agrees that the Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event, except after obtaining a proper exemptive order or other relief or the Adviser’s consent, beyond the mandatory compliance date for any such change), any change in the Governing Documents, Prospectus, Compliance Manual, or other relevant policies and procedures adopted by the Trust Board. The Adviser agrees that the Sub-Adviser is not a compliance agent for the Trust or the Adviser, may not have access to all of the books and records of the Portfolio(s) necessary to perform compliance testing, and will not be obligated to request any books and records of the Portfolio(s) not in the Sub-Adviser’s possession for purposes of compliance testing.

D.    In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the Investment Company Act, the Sub-Adviser will not consult with any other sub-adviser to (i) the Portfolio(s), (ii) any other portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio(s) in securities or other assets. (For the avoidance of doubt, the foregoing restriction shall not be deemed to prohibit the Sub-Adviser from consulting with (i) any of its affiliated persons concerning transactions in securities or other assets or (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

E.    The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser will not be responsible for the expenses of the Portfolio(s), the Trust or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Portfolio(s); fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Portfolio(s) or the Trust.

F.    The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Portfolio(s) subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Portfolio(s) in accordance with any written policies, practices or procedures (i) established by the Trust Board or the Adviser and provided to the Sub-Adviser or (ii) described in the Prospectus. In placing any orders for the purchase or sale of investments for the Portfolio(s), in the name of the Portfolio(s) or a nominee of the Portfolio(s), the Sub-Adviser shall use its best efforts to seek to obtain for the Portfolio(s) “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust.

G.    Subject to the appropriate policies and procedures approved by the Trust Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Portfolio(s) to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Trust Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Adviser or the Trust Board may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Portfolio(s) and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio(s). The Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Portfolio(s) any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio(s).

I.    The Sub-Adviser will maintain all accounts, books and records with respect to the Portfolio(s) that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and that are not being maintained by the Adviser, and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein.

J.    The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Trust Board, exercise in accordance with the Sub-Adviser’s policies and procedures all rights of security holders with respect to securities held by the Portfolio(s), including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. The Sub-Adviser will not be responsible for making any class action filings on behalf of the Portfolio(s). The Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Portfolio(s) and shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action. The Sub-Adviser will also promptly notify the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in the Sub-Adviser’s proprietary accounts that are also held or were previously held by the Portfolio(s).

4.    LIMITED POWER OF ATTORNEY

The Adviser hereby appoints the Sub-Adviser as the Trust’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents on behalf of the Portfolio(s), as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided by it hereunder. The Adviser, on behalf of the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its officers and employees, to act on or assume responsibility for any matters in its capacity as attorney-in-fact. Any person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Trust, that the Trust’s certificate of trust is on file with the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable against the assets of such series only, and not against the assets of the Trust generally, or any other series thereof. The Sub-Adviser assumes no personal liability whatsoever for obligations of the Portfolio(s) entered into by the Sub-Adviser in its capacity as attorney-in-fact. For the avoidance of doubt, nothing in this Section 4 is intended to obviate any liability of the Sub-Adviser under this Agreement to the extent contemplated in Section 6.A. If requested by the Sub-Adviser, the Adviser agrees to have the Trust execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

5.    COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a fee with respect to each of the Portfolio(s) as specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month; however, this fee will be calculated daily for each of the Portfolio(s) based on the net assets thereof on each day and accrued on a daily basis.

6.    LIABILITY AND INDEMNIFICATION

A.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

7.    REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and covenants that:

A.    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.    The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) and affecting the Sub-Adviser; provided, however, that routine regulatory examinations not involving the Sub-Adviser shall not be required to be reported by this provision.

D.    The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and is a member of the National Futures Association (“NFA”). With respect to each of the Portfolio(s), the Adviser has claimed either (1) the CPO exclusion in Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the Portfolio and, in such case, the Adviser will file the notice required under CFTC Regulation 4.5 with respect to the Portfolio and will annually reaffirm such notice filing on behalf of the Portfolio as required by CFTC Regulation 4.5; or (2) the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to the Portfolio. Information regarding whether the Adviser has claimed either the CPO exclusion in CFTC Regulation 4.5 or the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to a Portfolio is available on the NFA’s website at www.nfa.futures.org. The Adviser further represents, warrants and covenants that each of the Portfolio(s) is, and until this Agreement is terminated will remain, an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

8.    REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and covenants as follows:

A.    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Sub-Adviser, and any affiliate providing investment advisory services in connection with this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Trust Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Sub-Adviser and of any such affiliate shall certify to the Adviser and the Trust that the Sub-Adviser and any such affiliate have complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s or any such affiliate’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser’s employees or agents to examine the reports required to be made to the Sub-Adviser or any such affiliate by Rule 17j-1(c)(1) and, subject to confidentiality obligations (and unless prohibited under applicable law), other appropriate records relating to such reports or violations of the Sub-Adviser’s or such affiliate’s code of ethics.

C.    The Sub-Adviser will promptly notify the Adviser and the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) or the Trust; provided, however, that routine regulatory examinations not involving the Portfolio(s) or the Trust shall not be required to be reported by this provision.

D.    The Sub-Adviser has provided the Adviser and the Trust Board with a copy of its current brochure and brochure supplement(s), which as of the date of this Agreement are Parts 2A and 2B of its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Adviser and the Trust Board at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.    The Sub-Adviser will notify the Adviser and the Trust Board of any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

F.    The Sub-Adviser agrees to maintain a commercially reasonable level of errors and omissions or professional liability insurance coverage.

G.    The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Portfolio(s), the Trust or the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Portfolio(s) in its composite performance. Nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from using the names of the Portfolio(s), the Trust or the Adviser in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the names of the Portfolio(s), the Trust and the Adviser on a representative client list.

H.    The Sub-Adviser is not providing commodity interest trading advice with respect to the Portfolio(s).

I.    The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

9.    NON-EXCLUSIVITY

The services provided by the Sub-Adviser pursuant to this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, trustees, directors, officers or employees of any other firm or corporation; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations hereunder.

10.    CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including the Sub-Adviser’s investment advice) provided to it (“Receiving Party”) by the other party (“Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Portfolio(s) (collectively, “Confidential Information”) except to the extent expressly permitted or required under applicable laws and regulations. All Confidential Information that a Disclosing Party provides to a Receiving Party shall not be used by the Receiving Party for any purpose not permitted under this Agreement. The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, provided that any disclosure to a third party is made subject to confidentiality obligations, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation subject to compliance with the following. If a Receiving Party becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any Confidential Information, the Receiving Party agrees to provide (to the extent practicable and not prohibited under applicable law) the Disclosing Party with prompt notice of that request(s) so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive the Receiving Party’s compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that the Receiving Party must comply with the request, or if the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party agrees to furnish only that portion of the Confidential Information which is legally required in the reasonable opinion of its counsel, and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being furnished or disclosed.

11.    SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written contract pursuant to the Investment Company Act. Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser shall have no obligations with respect thereto or otherwise arising under the Agreement.

12.    REGULATION

Both the Adviser and the Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

13.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business or to comply with applicable laws and regulations. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

14.    DURATION OF AGREEMENT

This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect with respect to any of the Portfolio(s) unless it has first been approved with respect to such Portfolio(s) by the Trust Board, including approval by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and, if required, by the vote of a majority of the outstanding voting securities of such Portfolio(s). This Agreement shall continue in effect for a period of two years from the date first set forth above, or for any additional Portfolio(s) from the effective date of this Agreement with respect to such Portfolio(s), and shall continue in effect from year to year thereafter, or from year to year after the effective date for additional Portfolio(s), only so long as such continuance is specifically approved at least annually by the Trust Board, including approval by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

15.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time with respect to any or all of the Portfolio(s), without the payment of any penalty, (i) by the Trust Board, including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Portfolio(s), on sixty (60) days’ written notice to the Sub-Adviser and the Adviser, or (ii) by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party and the Trust. This Agreement will automatically terminate in the event the Advisory Agreement terminates for any reason. This Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

16.    USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such names, derivatives, logos, trademarks, service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such names, derivatives, logos, trademarks, service marks or trade names. The Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such names, derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Securities Act, the Investment Company Act, or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and, thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio(s) affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio(s) if a majority of the outstanding voting securities of the Portfolio(s) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of other or all of the Portfolio(s) affected by the amendment. Any amendment to this Agreement shall be in writing duly executed by the proper officials of the parties hereto.

18.    ASSIGNMENT

Any assignment (as defined in the Investment Company Act) of this Agreement shall result in its automatic termination. For the avoidance of doubt, no assignment shall be deemed to result from any changes in the partners, managers, directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

19.    WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

20.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

21.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

22.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via email) to the address set forth below of each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent by registered or certified mail shall be deemed to have been given three business days after deposit of same in the mail. Notices delivered by overnight service shall be deemed to have been given one business day after delivery of the same to a postal service or private courier. Notices sent electronically shall be deemed to have been given when sent. Any notice or other document sent or delivered in any other manner shall be effective only if and when received.

If to the Adviser:	AXA Equitable Funds Management Group, LLC William MacGregor 1290 Avenue of the Americas New York, New York 10104 William.MacGregor@axa-equitable.com

If to the Trust:	EQ Advisors Trust William MacGregor 1290 Avenue of the Americas New York, New York 10104 William.MacGregor@axa-equitable.com

If to the Sub-Adviser:	[Sub-Adviser Name] [Sub-Adviser Address] [E-mail Address]

23.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

24.    LIMITATION OF LIABILITY

The Adviser and the Sub-Adviser hereby expressly acknowledge that the Trust’s certificate of trust is on file in the Office of the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof. The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

25.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

26.    INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC	[SUB-ADVISER NAME]

By:	By:
Michal Levy Director, Senior Vice President and Chief Operating Officer	Name: Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Portfolio for which American Century serves as Sub-Adviser (Proposal 2.A.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/American Century Mid Cap Value Portfolio	0.55% of the Portfolio’s average daily net assets up to and including $50 million; 0.45% of the Portfolio’s average daily net assets over $50 million and up to and including $100 million; and 0.40% of the Portfolio’s average daily net assets in excess of $100 million.*

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolio for which FIAM LLC serves as Sub-Adviser (Proposal 2.B.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Fidelity Institutional AMSM Large Cap Portfolio	0.32% of the Portfolio’s average daily net assets up to and including $350 million; and 0.29% of the Portfolio’s average daily net assets in excess of $350 million.*

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolios for which Franklin Advisers serves as Sub-Adviser (Proposal 2.C.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Franklin Strategic Income Portfolio	0.28% of the Portfolio’s average daily net assets up to and including $100 million; 0.26% of the Portfolio’s average daily net assets in excess of $100 million up to and including $250 million; and 0.25% of the Portfolio’s average daily net assets in excess of $250 million.*

EQ/Franklin Rising Dividends Portfolio	0.32% of the Portfolio’s average daily net assets up to and including $100 million; 0.31% of the Portfolio’s average daily net assets in excess of $100 million up to and including $250 million; and 0.30% of the Portfolio’s average daily net assets in excess of $250 million.*

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolio for which GSAM serves as Sub-Adviser (Proposal 2.D.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate*
EQ/Goldman Sachs Mid Cap Value Portfolio	0.40% of the Portfolio’s average daily net assets up to and including $200 million; and 0.38% of the Portfolio’s average daily net assets in excess of $200 million.

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolios for which Invesco serves as Sub-Adviser (Proposal 2.E.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate*
EQ/Invesco Global Real Estate Portfolio	0.45% of the Portfolio’s average daily net assets.

EQ/Invesco International Growth Portfolio	0.45% of the Portfolio’s average daily net assets up to and including $150 million; 0.40% of the Portfolio’s average daily net assets over $150 million and up to and including $300 million; 0.375% of the Portfolio’s average daily net assets over $300 million and up to and including $600 million; and 0.35% of the Portfolio’s average daily net assets in excess of $600 million.

*	The daily sub-advisory fee for each Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolios for which IICO serves as Sub-Adviser (Proposal 2.F.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Ivy Mid Cap Growth Portfolio	0.40% of the Portfolio’s average daily net assets up to and including $150 million; 0.35% of the Portfolio’s average daily net assets over $150 million and up to and including $300 million; 0.33% of the Portfolio’s average daily net assets over $300 million and up to and including $600 million; and 0.30% of the Portfolio’s average daily net assets in excess of $600 million.*

Related Portfolios, which shall consist of the following Portfolio(s): EQ/Ivy Energy Portfolio EQ/Ivy Science and Technology Portfolio

0.50% of the Related Portfolio’s average daily net assets up to and including $100 million; 0.475% of the Related Portfolio’s average daily net assets over $100 million and up to and including $250 million; 0.45% of the Related Portfolio’s average daily net assets over $250 million and up to and including $500 million; and 0.425% of the Related Portfolio’s average daily net assets in excess of $500 million.**

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.
**	The daily sub-advisory fee for the Related Portfolios is calculated by multiplying the aggregate net assets of the Related Portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Portfolio is the portion of the daily sub-advisory fee for the Related Portfolios that is equal to the Portfolio’s net assets relative to the aggregate net assets of the Related Portfolios, including the Portfolio, used in the fee calculation for that day.

Portfolio for which Lazard serves as Sub-Adviser (Proposal 2.G.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Lazard Emerging Markets Equity Portfolio	0.75% of the Portfolio’s average daily net assets up to and including $50 million; 0.65% of the Portfolio’s average daily net assets over $50 million and up to and including $200 million; 0.575% of the Portfolio’s average daily net assets over $200 million and up to and including $600 million; 0.525% of the Portfolio’s average daily net assets over $600 million and up to and including $1 billion; and 0.50% of the Portfolio’s average daily net assets in excess of $1 billion.*

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolios for which MFS serves as Sub-Adviser (Proposal 2.H.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/MFS International Value Portfolio	0.50% of the Portfolio’s average daily net assets up to and including $250 million; 0.45% of the Portfolio’s average daily net assets in excess of $250 million and up to and including $500 million; 0.40% of the Portfolio’s average daily net assets in excess of $500 million and up to and including $1 billion; and 0.375% of the Portfolio’s average daily net assets in excess of $1 billion.*

EQ/MFS Technology Portfolio	0.50% of the Portfolio’s average daily net assets up to and including $100 million; 0.475% of the Portfolio’s average daily net assets in excess of $100 million and up to and including $250 million; and 0.45% of the Portfolio’s average daily net assets in excess of $250 million.*

EQ/MFS Utilities Portfolio	0.40% of the Portfolio’s average daily net assets up to and including $200 million; 0.375% of the Portfolio’s average daily net assets in excess of $200 million and up to and including $400 million; and 0.35% of the Portfolio’s average daily net assets in excess of $400 million.*

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Portfolios for which PIMCO serves as Sub-Adviser (Proposal 2.I.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/PIMCO Real Return Portfolio	0.25% on the first $1 billion of the Real Return Portfolios’ average daily net assets, and 0.20% thereafter.*

EQ/PIMCO Total Return Portfolio	0.25% on the first $1 billion of the Total Return Portfolios’ average daily net assets, and 0.20% thereafter.**

*

The daily sub-advisory fee for the Real Return Portfolios (i.e., EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio) is calculated by multiplying the aggregate net assets of the Real Return Portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Sub-Adviser Allocation Portion is the portion of the daily sub-advisory fee for the Real Return Portfolios that is equal to the Sub-Adviser Allocation Portion’s net assets relative to the aggregate net assets of the Real Return Portfolios, including the Sub-Adviser Allocation Portion, used in the fee calculation for that day.

**	The daily sub-advisory fee for the Total Return Portfolios (i.e., EQ/Quality Bond PLUS Portfolio, Multimanager Core Bond Portfolio, and EQ/PIMCO Total Return Portfolio) is calculated by multiplying the aggregate net assets of the Total Return Portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Sub-Adviser Allocation Portion is the portion of the daily sub-advisory fee for the Total Return Portfolios that is equal to the Sub-Adviser Allocation Portion’s net assets relative to the aggregate net assets of the Total Return Portfolios, including the Sub-Adviser Allocation Portion, used in the fee calculation for that day.

Portfolio for which T. Rowe Price serves as Sub-Adviser (Proposal 2.J.)

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate*, †
EQ/T. Rowe Price Health Sciences Portfolio	0.60% of the Portfolio’s average daily net assets up to and including $500 million; and 0.55% of the Portfolio’s average daily net assets in excess of $500 million and up to $750 million. Once the Portfolio’s average daily net assets exceed $750 million, a 0.50% advisory fee will apply to all asset levels.

*	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.
†	The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule applicable once the EQ/T. Rowe Price Health Sciences Portfolio exceeds $750 million. The credit will apply as follows at asset levels between approximately $636.4 million and $750 million.

To accommodate circumstances where the EQ/T. Rowe Price Health Sciences Portfolio’s assets fall below $1 billion, and to prevent a decline in the Portfolio’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered or (b) fall below a threshold of approximately $636.4 million, which would trigger the application of the tiered fee schedule.

The credit is determined by prorating the difference between the tiered fee schedule and the flat fee schedule over the difference between $750 million and the current portfolio size for billing purposes. The credit would approach $625,000 annually when the EQ/T. Rowe Price Health Sciences Portfolio assets were close to $750 million and fall to $0 at approximately $636.4 million.

The transitional fee credit is determined as follows:

Average Daily Fund Assets — $636,363.636 X    $625,000

$113,636,363

EXHIBIT H — FEES PAID TO THE SUB-ADVISERS BY THE ADVISER

The table below shows the sub-advisory fee rate (as a percentage of a Portfolio’s average daily net assets) and the sub-advisory fees paid by the Adviser to each Sub-Adviser, as applicable, with respect to a Portfolio during the fiscal year ended December 31, 2018.

Portfolio	Sub-Adviser	Sub-Advisory Fee Rate	Sub-Advisory Fee Paid to Sub-Adviser by Adviser
EQ/American Century Mid Cap Value Portfolio	American Century	0.44%	$235,954
EQ/Fidelity Institutional AMSM Large Cap Portfolio	FIAM LLC	0.30%	$416,719
EQ/Franklin Rising Dividends Portfolio	Franklin Advisers	0.32%	$88,435
EQ/Franklin Strategic Income Portfolio	Franklin Advisers	0.28%	$60,598
EQ/Goldman Sachs Mid Cap Value Portfolio	GSAM	0.40%	$70,009
EQ/Invesco Global Real Estate Portfolio	Invesco	0.45%	$176,999
EQ/Invesco International Growth Portfolio	Invesco	0.45%	$142,821
EQ/Ivy Energy Portfolio	IICO	0.49%	$80,715
EQ/Ivy Mid Cap Growth Portfolio	IICO	0.38%	$190,080
EQ/Ivy Science and Technology Portfolio	IICO	0.49%	$124,766
EQ/Lazard Emerging Markets Equity Portfolio	Lazard	0.63%	$436,526
EQ/MFS International Value Portfolio	MFS	0.45%	$693,732
EQ/MFS Technology Portfolio	MFS	0.49%	$186,286
EQ/MFS Utilities Series Portfolio	MFS	0.40%	$133,559
EQ/PIMCO Real Return Portfolio	PIMCO	0.25%	$42,114
EQ/PIMCO Total Return Portfolio	PIMCO	0.25%	$121,606
EQ/T. Rowe Price Health Sciences Portfolio	T. Rowe Price	0.60%	$196,085

H-1

EXHIBIT I — FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY THE ADVISER

Funds with Similar Investment Objectives Advised by the Adviser

The following table lists the names of other mutual funds advised by the Adviser with investment objectives similar to the investment objectives of the Portfolios, and sets forth the rate of compensation for the Adviser for its advisory services to the Portfolios and such other mutual funds and the net assets (as of the most recently completed fiscal year) of the Portfolios and such other mutual funds.

Large Cap Blend — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
1290 VT Socially Responsible Portfolio#^^	0.500%	0.450%	0.425%	$140,334,753

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
EQ/Capital Guardian Research Portfolio#^^	0.650%	0.600%	0.575%	0.550%	0.525%	$357,486,069
EQ/UBS Growth & Income Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$85,474,630
EQ/Franklin Rising Dividends Portfolio##^^	0.600%	0.550%	0.510%	0.490%	0.475%	$136,648,860

Large Cap Growth — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA/Loomis Sayles Growth Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$578,838,036
AXA/ClearBridge Large Cap Growth Portfolio#^^	0.650%	0.600%	0.575%	0.550%	0.525%	$323,814,943
EQ/T. Rowe Price Growth Stock Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$1,304,955,920
Multimanager Aggressive Equity Portfolio#^^	0.580%	0.550%	0.525%	0.500%	0.475%	$1,083,624,697
EQ/Fidelity Institutional AMSM Large Cap Portfolio##^^	0.540%	0.500%	0.475%	0.450%	0.425%	$659,291,677

Small/Mid Cap Value — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 GAMCO Small/Mid Cap Value Fund*^	0.750%	0.700%	0.675%	0.650%	0.625%	$91,340,877
1290 VT GAMCO Small Company Value Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$2,817,063,857
1290 VT Small Cap Value Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$261,829,951
Multimanager Mid Cap Value Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$153,360,314
EQ/American Century Mid Cap Value Portfolio##^^	0.900%	0.850%	0.825%	0.800%	0.775%	$261,673,924
EQ/Goldman Sachs Mid Cap Value Portfolio##^^	0.770%	0.750%	0.725%	0.680%	0.670%	$84,577,424

Small/Mid Cap Growth — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT Micro Cap Portfolio#^^	0.850%	0.800%	0.775%	0.750%	0.725%	$130,246,089
AXA/Janus Enterprise Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$863,854,036
AXA/AB Small Cap Growth Portfolio#^^	0.550%	0.500%	0.475%	0.450%	0.425%	$1,732,703,230
AXA/Morgan Stanley Small Cap Growth Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$263,591,765
Multimanager Mid Cap Growth Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$183,787,036
EQ/Ivy Mid Cap Growth Portfolio##^^	0.850%	0.800%	0.775%	0.750%	0.725%	$245,239,881

International and International Fixed Income — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 Global Talents Fund*^	0.800%	0.750%	0.725%	0.700%	0.675%	$26,902,662
EQ/Emerging Markets Equity PLUS Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$54,505,734
EQ/Global Bond PLUS Portfolio#^^	0.550%	0.540%	0.510%	0.490%	0.480%	$265,717,226
EQ/MFS International Growth Portfolio#^^	0.850%	0.800%	0.775%	0.750%	0.725%	$1,259,988,679
EQ/Oppenheimer Global Portfolio#^^	0.850%	0.800%	0.775%	0.750%	0.725%	$251,293,071
EQ/Invesco International Growth Portfolio##^^	0.710%	0.700%	0.675%	0.650%	0.625%	$160,965,826
EQ/Lazard Emerging Markets Equity Portfolio##^^	1.000%	0.950%	0.925%	0.900%	0.875%	$350,374,425
EQ/MFS International Value Portfolio##^^	0.860%	0.820%	0.700%	0.700%	0.700%	$783,255,783

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/PIMCO Global Real Return Portfolio#^^	0.600%	0.575%	0.550%	0.530%	0.520%	$91,760,030

Fixed Income — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Thereafter	Net Assets
1290 Diversified Bond Fund*^	0.600%	0.580%	0.560%	$30,876,637
1290 High Yield Bond Fund*^	0.600%	0.580%	0.560%	$33,299,519

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
AXA/AB Short Duration Government Bond Portfolio#^^	0.450%	0.430%	0.410%	0.390%	0.380%	$1,405,098,675
EQ/PIMCO Ultra Short Bond Portfolio#^^	0.500%	0.475%	0.450%	0.430%	0.420%	$1,366,974,681
1290 VT DoubleLine Opportunistic Bond Portfolio#^^	0.600%	0.575%	0.550%	0.530%	0.520%	$332,533,125
EQ/Franklin Strategic Income Portfolio##^^	0.590%	0.490%	0.440%	0.430%	0.370%	$111,343,729
EQ/PIMCO Real Return Portfolio##^^	0.500%	0.475%	0.450%	0.430%	0.420%	$86,076,725
EQ/PIMCO Total Return Portfolio##^^	0.500%	0.475%	0.450%	0.430%	0.420%	$253,122,580

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT High Yield Bond Portfolio#^^	0.600%	0.580%	0.560%	0.540%	0.530%	$192,134,924
EQ/Quality Bond PLUS Portfolio#^^	0.400%	0.380%	0.360%	0.340%	0.330%	$1,524,922,036
Multimanager Core Bond Portfolio#^^	0.550%	0.530%	0.510%	0.490%	0.480%	$705,912,695

Specialty/Miscellaneous — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Thereafter	Net Assets
1290 Convertible Securities Fund*^	0.700%	0.680%	0.660%	$23,341,329

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT Convertible Securities Portfolio#^^	0.700%	0.680%	0.660%	0.640%	0.630%	$20,909,104
1290 VT GAMCO Mergers & Acquisitions Portfolio^^	0.900%	0.850%	0.825%	0.800%	0.775%	$212,590,121
1290 SmartBeta Equity Fund*^	0.700%	0.650%	0.625%	0.600%	0.575%	$17,724,028
1290 VT SmartBeta Equity Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$20,828,689
Multimanager Technology Portfolio#^^	0.950%	0.900%	0.875%	0.850%	0.825%	$1,013,767,265
EQ/Invesco Global Real Estate Portfolio##^^	0.735%	0.700%	0.675%	0.650%	0.625%	$196,252,510
EQ/Ivy Energy Portfolio##^^	0.850%	0.800%	0.775%	0.750%	0.725%	$72,060,482
EQ/Ivy Science and Technology Portfolio##^^	0.850%	0.800%	0.775%	0.750%	0.725%	$125,859,618

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
EQ/MFS Technology Portfolio##^^	0.750%	0.700%	0.675%	0.650%	0.625%	$188,038,185
EQ/MFS Utilities Series Portfolio##^^	0.730%	0.700%	0.670%	0.650%	0.625%	$169,220,428
EQ/T. Rowe Price Health Sciences Portfolio##^^	0.950%	0.900%	0.875%	0.850%	0.825%	$158,165,786

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
1290 VT Energy Portfolio#^^	0.500%	0.450%	0.425%	$4,441,802
1290 VT Low Volatility Global Equity Portfolio#^^	0.500%	0.450%	0.425%	$10,505,662
1290 VT Multi-Alternative Strategies Portfolio #^^	0.500%	0.450%	0.425%	$4,865,603

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
1290 Low Volatility Global Equity Fund*^	0.500%	0.490%	0.480%	0.470%	$2,897,506
1290 Multi-Alternative Strategies Fund*^	0.500%	0.490%	0.480%	0.470%	$19,083,375

##	The Adviser has contractually agreed to make payments or waive its management, administration and other fees to limit the expenses of these Portfolios, as set forth in Exhibit D.
^	Net assets as of the most recent fiscal year ended October 31, 2018
^^	Net assets as of the most recent fiscal year ended December 31, 2018
*	In the interest of limiting through April 30, 2020 (unless the Board of Trustees of 1290 Funds consents to an earlier revision or termination of this arrangement), the expenses of each fund listed in the following table, the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the funds listed below so that the annual operating expenses of each fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of each fund’s business, and (except as otherwise indicated below) fees and expenses of other investment companies in which a fund may invest) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds of 1290 Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	1.00%	1.00%	1.00%	1.00%
1290 Diversified Bond Fund	0.50%	0.50%	0.50%	0.50%
1290 GAMCO Small/Mid Cap Value Fund†	1.00%	1.00%	1.00%	1.00%
1290 Global Talents Fund	1.00%	1.00%	1.00%	1.00%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%	0.75%
1290 Low Volatility Global Equity Fund†	0.65%	0.65%	0.65%	0.65%
1290 Multi-Alternative Strategies Fund†	1.40%	1.40%	1.40%	1.40%
1290 SmartBeta Equity Fund	0.90%	0.90%	0.90%	0.90%

†	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

#	In the interest of limiting through April 30, 2020 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of each portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the portfolios listed below so that the annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
Portfolios of the Trust	Class IA Shares	Class IB Shares	Class K Shares
1290 VT Convertible Securities Portfolio†	N/A	1.25%	1.00%
1290 VT DoubleLine Opportunistic Bond Portfolio†	N/A	1.05%	0.80%

	Total Expenses Limited to (% of average daily net assets)
Portfolios of the Trust	Class IA Shares	Class IB Shares	Class K Shares
1290 VT Energy Portfolio†	N/A	0.90%	0.65%
1290 VT GAMCO Small Company Value Portfolio	1.10%	1.10%	0.85%
1290 VT High Yield Bond Portfolio	N/A	1.00%	0.75%
1290 VT Low Volatility Global Equity Portfolio†	N/A	0.90%	0.65%
1290 VT Micro Cap Portfolio	N/A	1.15%	0.90%
1290 VT Multi-Alternative Strategies Portfolio†	N/A	1.65%	1.40%
1290 VT Small Cap Value Portfolio	N/A	1.15%	0.90%
1290 VT SmartBeta Equity Portfolio	N/A	1.15%	0.90%
1290 VT Socially Responsible Portfolio	1.15%	1.15%	0.90%
AXA/AB Short Duration Government Bond Portfolio	0.80%	0.80%	0.55%
AXA/AB Small Cap Growth Portfolio	1.00%	1.00%	0.75%
AXA/ClearBridge Large Cap Growth Portfolio	1.05%	1.05%	0.80%
AXA/Janus Enterprise Portfolio	1.05%	1.05%	0.80%
AXA/Loomis Sayles Growth Portfolio	1.05%	1.05%	0.80%
AXA/Morgan Stanley Small Cap Growth Portfolio	N/A	1.15%	0.90%
EQ/Capital Guardian Research Portfolio	0.97%	0.97%	0.72%
EQ/Emerging Markets Equity PLUS Portfolio	N/A	1.20%	0.95%
EQ/Global Bond PLUS Portfolio	0.95%	0.95%	0.70%
EQ/MFS International Growth Portfolio	1.15%	1.15%	0.90%
EQ/Oppenheimer Global Portfolio	1.15%	1.15%	0.90%
EQ/PIMCO Global Real Return Portfolio	N/A	1.00%	0.75%
EQ/PIMCO Ultra Short Bond Portfolio	0.80%	0.80%	0.55%
EQ/Quality Bond PLUS Portfolio	0.85%	0.85%	0.60%
EQ/T. Rowe Price Growth Stock Portfolio	1.00%	1.00%	0.75%
EQ/UBS Growth and Income Portfolio	1.05%	1.05%	0.80%
Multimanager Aggressive Equity Portfolio	1.00%	1.00%	0.75%
Multimanager Core Bond Portfolio	0.90%	0.90%	0.65%
Multimanager Mid Cap Growth Portfolio	1.10%	1.10%	0.85%
Multimanager Mid Cap Value Portfolio	1.10%	1.10%	0.85%
Multimanager Technology Portfolio	1.20%	1.20%	0.95%

†	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

EXHIBIT J — FUND(S) WITH SIMILAR INVESTMENT OBJECTIVES (SUB-)ADVISED BY THE SUB-ADVISERS

Funds with Similar Investment Objectives (Sub-)Advised by the Sub-Advisers

The following tables list the names of other mutual funds (sub-)advised by each Sub-Adviser with investment objectives substantially similar to the investment objectives of the Portfolios, and sets forth the rate of compensation for the Sub-Adviser for its (sub-)advisory services to such other mutual funds and the net assets (as of the most recently completed fiscal year) of such other mutual funds.

American Century

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/American Century Mid Cap Value Portfolio	American Century VP Mid Cap Value Fund	0.900% on all assets	$

^	Net assets as of the most recent fiscal year ended .

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/American Century Mid Cap Value Portfolio			$

^	Net assets as of the most recent fiscal year ended .

FIAM LLC

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Fidelity Institutional AMSM Large Cap Portfolio	Fidelity® VIP Contrafund®	group fee rate*: 0.2414% individual fund fee rate: 0.3000% *group management fee schedule aggregates assets among a number of portfolios	$

^	Net assets as of the most recent fiscal year ended .

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Fidelity Institutional AMSM Large Cap Portfolio			$

^	Net assets as of the most recent fiscal year ended .

Franklin Advisers

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Franklin Rising Dividends Portfolio	Franklin Rising Dividends VIP Fund	0.750% up to and including $500 million; 0.625% over $500 million up to and including $1 billion; 0.500% over $1 billion up to and including $5 billion; 0.490% over $5 billion	$1,308.4 M

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Franklin Strategic Income Portfolio	Franklin Strategic Income VIP Fund	0.625% up to and including $500 million; 0.525% over $500 million, up to and including $1 billion; 0.480% over $1 billion, up to and including $1.5 billion; 0.435% over $1.5 billion, up to and including $6.5 billion; 0.415% over $6.5 billion, up to and including $11.5 billion; 0.400% over $11.5 billion, up to and including $16.5 billion; 0.390% over $16.5 billion, up to and including $19 billion; 0.380% over $19 billion, up to and including $21.5 billion; 0.370% in excess of $21.5 billion	$453.2 M

^	Net assets as of the most recent fiscal year ended December 31, 2018.

GSAM

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Goldman Sachs Mid Cap Value Portfolio	Goldman Sachs VIT Mid Cap Value Fund	0.770% first $2 billion 0.690% next $3 billion 0.660% next $3 billion 0.650% over $8 billion	$769,880,995

^	Net assets as of the most recent fiscal year ended December 31, 2017.

Invesco

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Invesco Global Real Estate Portfolio	Invesco V.I. Global Real Estate Fund	0.750% first $250 million 0.740% next $250 million 0.730% next $500 million 0.720% next $1.5 billion 0.710% next $2.5 billion 0.700% next $2.5 billion 0.690% next $2.5 billion 0.680% over $10 billion	$151,842,844
EQ/Invesco Global Real Estate Portfolio	Invesco Global Real Estate Fund	0.750% first $250 million 0.740% next $250 million 0.730% next $500 million 0.720% next $1.5 billion 0.710% next $2.5 billion 0.700% next $2.5 billion 0.690% next $2.5 billion 0.680% over $10 billion	$744,594,705
EQ/Invesco International Growth Portfolio	Invesco V.I. International Growth Fund	0.750% first $250 million 0.700% over $250 million	$1,278,045,932

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Invesco International Growth Portfolio	Invesco International Growth Fund	0.935% first $250 million 0.910% next $250 million 0.885% next $500 million 0.860% next $1.5 billion 0.835% next $2.5 billion 0.810% next $2.5 billion 0.785% next $2.5 billion 0.760% over $10 billion	$5,522,427,912

^	Net assets as of the most recent fiscal year ended December 31, 2018.

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Invesco Global Real Estate Portfolio	Client*	0.500% first $50 million 0.450% next $950 million 0.400% next $1 billion	$1,282,453,634
EQ/Invesco International Growth Portfolio	Client*	0.650% first $250 million 0.600% over $250 million	$48,749,939
EQ/Invesco International Growth Portfolio	Client*	0.400% first $250 million 0.350% next $500 million 0.300% next $250 million 0.275% next $1 billion 0.250% over $2 billion	$1,028,291,927
EQ/Invesco International Growth Portfolio	Client*	0.400% first $250 million 0.350% next $500 million 0.300% over $750 million	$496,625,531
EQ/Invesco International Growth Portfolio	Client*	0.400% first $250 million 0.350% next $500 million 0.300% over $750 million	$41,028,847

^	Net assets as of the most recent fiscal year ended December 31, 2018.
*	Name not disclosed due to Invesco’s internal confidentiality policy.

IICO

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund
EQ/Ivy Energy Portfolio	Ivy VIP Energy Portfolio	0.850% first $1 billion 0.830% next $1 billion 0.800% next $1 billion 0.760% over $3 billion	$131 M^
EQ/Ivy Energy Portfolio	Ivy Energy Fund	0.85% on first $1 billion 0.83% on next $1 billion 0.80% on next $1 billion 0.76% on next $2 billion 0.75% on next $5 billion 0.74% on assets in excess of $10 billion	$593 M^^
EQ/Ivy Mid Cap Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	0.850% first $1 billion 0.830% next $1 billion 0.800% next $1 billion 0.760% over $3 billion	$716 M^

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund
EQ/Ivy Mid Cap Growth Portfolio	Ivy Mid Cap Growth Fund	0.85% on first $1 billion 0.83% on next $1 billion 0.80% on next $1 billion 0.76% on next $2 billion 0.73% on next $5 billion 0.70% on next $5 billion 0.67% on assets in excess of $15 billion	$4,147 M^^
EQ/Ivy Science and Technology Portfolio	Ivy VIP Science & Technology Portfolio	0.850% first $1 billion 0.830% next $1 billion 0.800% next $1 billion 0.760% over $3 billion	$645 M^
EQ/Ivy Science and Technology Portfolio	Ivy Science & Technology Fund	0.85% on first $1 billion 0.83% on next $1 billion 0.80% on next $1 billion 0.76% on next $5 billion 0.755% on next $5 billion 0.75% on assets in excess of $13 billion	$7,697 M^^

^	Net assets as of the most recent fiscal year ended December 31, 2017.
^^	Net assets as of the most recent fiscal year ended March 31, 2018.

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Ivy Mid Cap Growth Portfolio	Sub-Advised Fund #1

0.40% on first $150 million

0.35% on next $150 million

0.33% on next $300 million

0.30% on next $200 million*

*when assets exceed $800 million, then 0.30% of all assets, including assets at and below $800 million

$121 M
EQ/Ivy Mid Cap Growth Portfolio	Sub-Advised Fund #2	0.30% on first $2 billion 0.25% on assets in excess of $2 billion	$429 M

^	Net assets as of the most recent fiscal year ended December 31, 2017.

Lazard

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Lazard Emerging Markets Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	1.00% on all assets	$570,499,614

^	Net assets as of the most recent fiscal year ended 2018.

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Lazard Emerging Markets Equity Portfolio	JNL/Lazard Emerging Markets Equity Fund	$0 to $200 million 0.65% $200 million to $600 million 0.575% Over 600 million 0.50%	$736,644,116

^	Net assets as of the most recent fiscal year ended 2018.

MFS

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/MFS International Value Portfolio	MFS International Value Portfolio	0.900% first $1 billion 0.800% next $1 billion 0.700% over $2 billion	$
EQ/MFS Technology Portfolio	MFS Technology Portfolio	0.750% first $1 billion 0.700% over $1 billion	$
EQ/MFS Utilities Series Portfolio	MFS Utilities Series	0.750% first$1 billion 0.700% next $2 billion 0.650% over $3 billion	$

^	Net assets as of the most recent fiscal year ended .

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/MFS International Value Portfolio			$
EQ/MFS Technology Portfolio			$
EQ/MFS Utilities Series Portfolio			$

^	Net assets as of the most recent fiscal year ended .

PIMCO

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/PIMCO Real Return Portfolio	PIMCO Real Return Portfolio	0.500% on all assets	$1,838M
EQ/PIMCO Total Return Portfolio	PIMCO Total Return Portfolio	0.500% on all assets	$6,465M

^	Net assets as of the most recent fiscal year ended December 31, 2018.

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/PIMCO Real Return Portfolio			$
EQ/PIMCO Total Return Portfolio			$

^	Net assets as of the most recent fiscal year ended .

T. Rowe Price

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/T. Rowe Price Health Sciences Portfolio	T. Rowe Price Health Sciences Portfolio	0.95% on all assets	$

^	Net assets as of the most recent fiscal year ended .

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/T. Rowe Price Health Sciences Portfolio			$

^	Net assets as of the most recent fiscal year ended .

EXHIBIT K — OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

Portfolio	Total Number	Number of Class IB Shares	Number of Class K Shares
Trust
EQ/American Century Mid Cap Value Portfolio	14,189,160	14,189,160	N/A
EQ/Fidelity Institutional AMSM Large Cap Portfolio	21,473,499	21,336,082	137,417
EQ/Franklin Rising Dividends Portfolio	5,400,303	5,400,303	N/A
EQ/Franklin Strategic Income Portfolio	10,850,445	10,850,445	N/A
EQ/Goldman Sachs Mid Cap Value Portfolio	5,585,172	5,585,172	N/A
EQ/Invesco Global Real Estate Portfolio	13,092,529	13,092,529	N/A
EQ/Invesco International Growth Portfolio	4,904,539	4,904,539	N/A
EQ/Ivy Energy Portfolio	18,392,746	18,392,746	N/A
EQ/Ivy Mid Cap Growth Portfolio	22,107,294	22,107,294	N/A
EQ/Ivy Science and Technology Portfolio	4,869,491	4,869,491	N/A
EQ/Lazard Emerging Markets Equity Portfolio	18,241,663	18,241,663	N/A
EQ/MFS International Value Portfolio	31,689,619	31,689,619	N/A
EQ/MFS Technology Portfolio	11,449,027	11,449,027	N/A
EQ/MFS Utilities Series Portfolio	5,851,141	5,849,032	2,109
EQ/PIMCO Real Return Portfolio	7,305,651	7,305,651	N/A
EQ/PIMCO Total Return Portfolio	23,677,944	23,677,944	N/A
EQ/T. Rowe Price Health Sciences Portfolio	3,862,687	3,862,687	N/A

K-1

EXHIBIT L — FIVE PERCENT OWNER REPORT

As of November 30, 2018, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
EQ/Fidelity Institutional AMSM Large Cap Portfolio	K	LOUIS KEIMACH IRREVOCABLE INS TRUST 5153 BROOKVIEW DRIVE BOYNTON BEACH, FL 33437	13,652.80	9.93%
EQ/Fidelity Institutional AMSM Large Cap Portfolio	K	RADIAN GROUP INC SPLIT DOLLAR ENDORSEMENT ATTN: CHRISTINE KERLY 1601 MARKET STREET PHILADELPHIA, PA 19103-2337	22,141.78	16.11%
EQ/Fidelity Institutional AMSM Large Cap Portfolio	K	CMH INC 8421 HILL TOP ROAD FAIRFAX, VA 22031	10,693.96	7.78%
EQ/Fidelity Institutional AMSM Large Cap Portfolio	K	WELLS FARGO BANK IOWA, N.A. AS TRUST FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036 DES MOINES, IA 50309	76,225.92	55.47%
EQ/MFS Utilities Series Portfolio	K	RICHARD LAUTERBACH ASSIGNMENT 632 S 10TH AVE. LAGRANGE, IL 60525	261.47	12.39%
EQ/MFS Utilities Series Portfolio	K	MARK PAWELSKI 5N985 OAK RUN COURT ST CHARLES, IL 60175	240.90	11.42%
EQ/MFS Utilities Series Portfolio	K	AMEWAS INC 44427 AIRPORT ROAD SUITE 200 CALIFORNIA, MD 20619	1,579.99	74.92%

L-1

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2A	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/American Century Mid Cap Value Portfolio between FMG LLC and American Century Investment Management, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2B	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Fidelity Institutional AMSM Large Cap Portfolio between FMG LLC and FIAM LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2C	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Franklin Rising Dividends Portfolio and EQ/Franklin Strategic Income Portfolio between FMG LLC and Franklin Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2D	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Goldman Sachs Mid Cap Value Portfolio between FMG LLC and Goldman Sachs Asset Management, L.P., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2E	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Invesco Global Real Estate Portfolio and EQ/Invesco International Growth Portfolio between FMG LLC and Invesco Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2F	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, and EQ/Ivy Science and Technology Portfolio between FMG LLC and Ivy Investment Management Company, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2G	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Lazard Emerging Markets Equity Portfolio between FMG LLC and Lazard Asset Management LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2H	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, and EQ/MFS Utilities Series Portfolio between FMG LLC and Massachusetts Financial Services Company d/b/a MFS Investment Management, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2I	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio between FMG LLC and Pacific Investment Management Company LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2J	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/T. Rowe Price Health Sciences Portfolio between FMG LLC and T. Rowe Price Associates, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2A	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/American Century Mid Cap Value Portfolio between FMG LLC and American Century Investment Management, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2B	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Fidelity Institutional AMSM Large Cap Portfolio between FMG LLC and FIAM LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2C	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Franklin Rising Dividends Portfolio and EQ/Franklin Strategic Income Portfolio between FMG LLC and Franklin Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2D	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Goldman Sachs Mid Cap Value Portfolio between FMG LLC and Goldman Sachs Asset Management, L.P., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2E	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Invesco Global Real Estate Portfolio and EQ/Invesco International Growth Portfolio between FMG LLC and Invesco Advisers, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2F	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, and EQ/Ivy Science and Technology Portfolio between FMG LLC and Ivy Investment Management Company, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2G	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/Lazard Emerging Markets Equity Portfolio between FMG LLC and Lazard Asset Management LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2H	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, and EQ/MFS Utilities Series Portfolio between FMG LLC and Massachusetts Financial Services Company d/b/a MFS Investment Management, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2I	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio between FMG LLC and Pacific Investment Management Company LLC, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

		FOR	AGAINST	ABSTAIN
1	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (the “Trust”), on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

2J	Approve, upon a Change of Control Event prompted by the Sell Down Plan, a new investment sub-advisory agreement for the EQ/T. Rowe Price Health Sciences Portfolio between FMG LLC and T. Rowe Price Associates, Inc., and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	☐	☐	☐

3	Approve a “manager-of-managers” policy for each Portfolio to permit FMG LLC to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of the Shareholders of the Portfolios.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 1, 2019

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated             , 2019 (the “Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.